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TABLE OF CONTENTS

Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Abbott Laboratories
(Name of Registrant as Specified In Its Charter)

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Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

On the Cover: Tyrone Morris

Milwaukee, Wisconsin

    Tyrone Morris is a very busy man. With
a restaurant to run and a weekly bowling
league to dominate, he doesn't let
anything slow him down—not even heart
failure. Abbott technologies have let him
get back to leading the life he wants to
live.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

Please sign and promptly return your proxy in the enclosed envelope, or vote your shares by telephone or using the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2020

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 24, 2020, at 9:00 a.m. for the following purposes:

  •
  To elect the 14 directors named in this proxy statement to hold office until the next Annual Meeting or until the next meeting of shareholders at which directors are elected (Item 1 on the proxy card),

  •
  To ratify the appointment of Ernst & Young LLP as auditors of Abbott for 2020 (Item 2 on the proxy card),

  •
  To vote on an advisory vote on the approval of executive compensation (Item 3 on the proxy card), and

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  To transact such other business as may properly come before the meeting, including consideration of shareholder proposals, if presented at the meeting (Items 4, 5, 6, and 7 on the proxy card).

The Board of Directors recommends that you vote FOR Items 1, 2, and 3.

The Board of Directors recommends that you vote AGAINST Items 4, 5, 6, and 7.

The close of business on February 26, 2020, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

Abbott's 2020 Proxy Statement and 2019 Annual Report to Shareholders are available at www.abbott.com/proxy.

If you are a registered shareholder, you may access your proxy card by either:

  •
  Going to the following website: www.investorvote.com/abt, entering the information requested on your computer screen and then following the simple instructions, or

  •
  Calling (in the United States, U.S. territories, and Canada) toll-free 1-800-652-VOTE (8683) on a touch-tone telephone, and following the simple instructions provided by the recorded message.

  Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you. Due to space limitations, reservation forms must be received before April 17, 2020. Each admission card, along with photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the Board of Directors.

Hubert L. Allen
 Secretary

March 13, 2020

PROXY SUMMARY

This summary contains highlights about Abbott and the upcoming 2020 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider in advance of the meeting, and we encourage you to read the entire proxy statement carefully before voting.

The accompanying proxy is solicited by the Board of Directors on behalf of Abbott for use at the Annual Meeting of Shareholders. The meeting will be held on April 24, 2020, at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 13, 2020.

ACHIEVING LEADING LONG-TERM GROWTH

Abbott's three-year total shareholder return (TSR) of 139.5% is more than twice that of the peer group median and the broader Standard & Poor's 500 (S&P 500) and Dow Jones Industrial Average (DJIA) market indices. These consistent above-market returns are driven by the strength of our leadership positions in some of the largest and fastest growing markets in healthcare and innovative product portfolios across our businesses.

Abbott delivered strong returns for shareholders in 2019 and achieved or exceeded the financial targets set at the beginning of last year. Abbott's one-year TSR was 22.1%, delivering significant shareholder returns on top of the one-year TSR of 29% in 2018, which ranked #1 in our peer group.

In addition to delivering significant shareholder returns, Abbott continued to take important steps to position the Company for long-term, sustainable growth.

  •
  Increased investments to sustain growth of several important products, including:

      —
      FreeStyle Libre®, our easy-to-use and affordable revolutionary continuous glucose monitor

      —
      MitraClip®, the market-leading device for the minimally invasive treatment of mitral regurgitation

      —
      Alinity®, our suite of innovative diagnostic instruments

  •
  Achieved several important product approvals in 2019 across our businesses that will be significant contributors to growth in the coming years.

  •
  Returned $2.3B to shareholders through dividends in 2019 and announced a 12.5% increase to the dividend payable in 2020, demonstrating Abbott's financial strength and commitment to shareholder returns.

EXECUTIVE COMPENSATION

SHAREHOLDER FEEDBACK

During 2019, we conducted extensive shareholder outreach to discuss our compensation program, among other topics. In the spring, we engaged shareholders representing over 65% of our outstanding shares in an open dialogue to discuss various topics, including the enhanced disclosures in our 2019 proxy that furthered shareholder understanding of how pay decisions are made and how the metrics we use are linked to business strategy and goals. Their feedback was overwhelmingly positive, which was reflected in the 94% support for Say-on-Pay Vote.

In the fall, we continued our dialogue with shareholders and shared the process we used to review and update our peer group in 2019 to better reflect Abbott's size and complexity. Shareholders were highly supportive of our approach and agreed with the changes approved by the Compensation Committee. Additional information regarding the changes to Abbott's peer group can be found on page 32 of this proxy statement.

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

The following practices and policies ensure alignment of interests between shareholders and executives, and effective ongoing compensation governance.

COMPENSATION PRACTICE	ABBOTT POLICY		MORE INFORMATION ON PAGE

Compensation is Market-Based	Yes	Benchmark peers with investment profiles, operating characteristics, and employment and business markets similar to Abbott. Annual incentive plan goals are set to exceed market growth in relevant markets/business segments	32-33

Compensation is Performance-Based	Yes	Short-term and long-term incentive awards are 100% performance based. Annual incentive plan goals are set to exceed market growth in relevant markets/business segments	33

Double-Trigger Change in Control	Yes	Provide change in control benefits under double-trigger circumstances only	65-67

Recoupment Policy	Yes	Forfeiture for misconduct provision in equity grants and recoup compensation when warranted	50

Robust Share Ownership Guidelines	Yes	Require significant share ownership for officers and directors, and share retention requirements until guidelines are met	27-28 and 49

Capped Incentive Awards	Yes	Incentive award payments are capped	33 and 51

Independent Compensation Committee Consultant	Yes	Committee consultant performs no other work for Abbott	25

Tax Gross Ups	No	No tax gross ups under our executive officer pay program	48-49 and 66

Guaranteed Bonuses	No	No guaranteed bonuses	33

Employment Contracts	No	No employment contracts	65

Excessive Risk Taking	No	No highly leveraged incentive plans that encourage excessive risk taking	51-52

Hedging of Company Shares	No	No hedging of Abbott shares is allowed	49

Discounted Stock Options	No	No discounted stock options are allowed or granted	51

Details of the compensation decisions made for our named executive officers are outlined on pages 38 to 47.

DIRECTOR NOMINEES

The Board of Directors recommends a vote FOR the election of each of the following nominees for director. All nominees are currently serving as directors. Additional information about each director's background and experience can be found beginning on page 13.

Name	Principal Occupation	Age	Director Since	Committee Memberships

Robert J. Alpern, M.D.	Professor and Former Dean,	69	2008	• Nominations and
	Yale School of Medicine			Governance
				• Public Policy

Roxanne S. Austin	President and CEO,	59	2000	• Audit
	Austin Investment Advisors			• Compensation (Chair)
				• Executive

Sally E. Blount, Ph.D.	Professor and Former Dean,	58	2011	• Nominations and
	J.L. Kellogg Graduate School			Governance
	of Management			• Public Policy

Robert B. Ford	President and COO, Abbott Laboratories	46	2019	• Executive

Michelle A. Kumbier	Chief Operating Officer,	52	2018	• Audit
	Harley-Davidson Motor Company			• Compensation

Edward M. Liddy	Retired Chairman and CEO,	74	2010	• Audit (Chair)
	The Allstate Corporation			• Compensation
				• Executive

Darren W. McDew	Retired General, U.S. Air Force, and	59	2019	• Nominations and
	Former Commander of U.S.			Governance
	Transportation Command			• Public Policy

Nancy McKinstry	CEO and Chairman of the	61	2011	• Audit
	Executive Board,			• Nominations and
	Wolters Kluwer N.V.			Governance

Phebe N. Novakovic	Chairman and CEO,	62	2010	• Compensation
	General Dynamics Corporation			• Public Policy (Chair)
				• Executive

William A. Osborn	Retired Chairman and CEO,	72	2008	• Compensation
(Lead Independent Director)	Northern Trust Corporation			• Nominations and Governance (Chair)
				• Executive

Daniel J. Starks	Retired Chairman, President and CEO,	65	2017	• Public Policy
	St. Jude Medical, Inc.

John G. Stratton	Retired Executive Vice President and	59	2017	• Nominations and
	President of Global Operations,			Governance
	Verizon Communications Inc.			• Public Policy

Glenn F. Tilton	Retired Chairman, President and CEO,	71	2007	• Audit
	UAL Corporation			• Public Policy

Miles D. White	Chairman and CEO,	65	1998	• Executive (Chair)
	Abbott Laboratories

CORPORATE GOVERNANCE

Abbott is committed to strong corporate governance that is aligned with shareholder interests. Our Board spends significant time with the Company's senior management to understand the dynamics, issues, and opportunities for Abbott. During these interactions, directors provide insights and ask probing questions which guide management decision-making. This collaborative approach to risk oversight and emphasis on long term sustainability begins with our leaders and is engrained in the culture of our Company. The Board also regularly monitors leading practices in governance and adopts measures that it determines are in the best interest of Abbott and its shareholders.

CEO SUCCESSION PLANNING:

In November 2019, Abbott announced that Miles D. White will be stepping down as Chief Executive Officer on March 31, 2020, after a remarkable 21-year tenure. The Board of Directors appointed Robert B. Ford, Abbott's President and Chief Operating Officer and a 24-year Abbott veteran, to succeed Miles White as Chief Executive Officer. Mr. White will remain Executive Chairman of the Board.

With this transition, Mr. Ford will become the 13th CEO of Abbott in its 131-year history, all having been appointed from within, a testament to Abbott's strong management philosophy and succession-planning discipline.

BOARD GOVERNANCE HIGHLIGHTS:

Lead Independent Director with Distinct Responsibilities

✓	Elected annually by independent directors	✓	Authority to call meetings of independent directors
✓	Liaises between chairman and independent directors	✓	Reviews matters such as meeting topics and schedules
✓	Consults and engages directly with major shareholders	✓	Presides over executive sessions of independent directors at each regularly scheduled Board meeting

Robust Board Evaluation and Refreshment Process

Other Board Governance Highlights
  •
  Key standing Board Committees are fully independent: Audit, Compensation, Public Policy and Nominations and Governance

  •
  All directors elected annually by majority vote

  •
  Board conducts annual succession planning review of company management

Highly qualified Board, with broad diversity across backgrounds, skills and experiences

The 14 director nominees comprise a well-balanced, diverse Board.

43%
Women or Minorities

5 new directors since 2017, 2 of whom are women or minorities

Well-Balanced Tenure

5
4
5
0-5 yrs
6-10 yrs
>10 yrs

62 years
average age

2
4
4
1
3
< 55
56-60
61-65
66-70
> 71

- Healthcare and Medical Device Industry
- Finance
- Risk Management, Including Data/Cybersecurity
- Global Strategy and Operations
- Regulatory/Compliance
- Consumer Products
- Senior Leadership with Multinational Corporations and Diverse Business Models
- Global Supply Chain Operations
- Government and Military Leadership

SHAREHOLDER OUTREACH:

Active shareholder engagement throughout the year is essential to maintaining good corporate governance. We routinely seek investor input on a variety of topics, including corporate governance, executive compensation, sustainability and other strategic matters. During 2019, we conducted outreach with a cross-section of shareholders representing more than 65% of our outstanding shares. Investor sentiment and specific feedback was summarized and shared with executive management and the Board of Directors as appropriate.

SUSTAINABILITY

At Abbott, we believe that being a responsible and sustainable business is an essential foundation for helping people live fuller, healthier lives. Our Sustainability efforts are focused on the most relevant industry and company-specific risks and opportunities. The key areas of focus listed below are the basis of our Sustainability strategy. These areas have been identified through an in-depth materiality analysis, directed by executive management, and in partnership with several, diverse stakeholders. We aim to deliver sustainable, responsible growth that improves lives and creates value in communities around the world.

Innovation, Access & Affordability	Talent	Product Quality

Robust internal innovation process that targets the world's most pressing healthcare challenges and incorporates access and affordability considerations into the design process	Award winning development programs, integrated talent management and succession planning processes	Focused on ensuring the highest quality standards and systems

Climate & Water Use	Supply Chain, Packaging & Waste	Data & Data Privacy

Active management of our environmental impact throughout our value chain	Committed to maintaining a high-quality, sustainable and resilient supply chain	Utilizing data to create healthcare solutions while ensuring responsible data protection

To learn more about Abbott's sustainability efforts, please visit www.abbott.com/responsibility/sustainability.

SELECT RECOGNITION BY THIRD-PARTY ORGANIZATIONS

•

Fortune's Most Admired Companies list in the Medical Products and Equipment sector for the past 7 years.

•

Dow Jones Sustainability Index Industry Group Leader for 7 consecutive years.

•

Recognized by Working Mother, Great Place to Work, DiversityInc, Science and many other publications for workplace leadership and diversity.

•

Member of the elite S&P 500 Dividend Aristocrats Index, which recognizes companies who have raised their dividend payout annually for at least 25 consecutive years. In December 2019, Abbott announced the 48th consecutive year of increasing the quarterly dividend.

VOTING MATTERS AND BOARD RECOMMENDS

Election of 14 Directors Named in this Proxy Statement: The Board recommends a vote FOR

•

Highly qualified Board, with diversity in backgrounds, skills and experiences.

•

Relevant expertise to provide oversight and guidance for Abbott's diversified operating model. See pages 13 to 19 for more information.

Ratification of Ernst & Young as Auditors: The Board recommends a vote FOR • Independent firm with significant industry and financial reporting expertise. • See pages 68 to 69 for more information.

Say on Pay: Advisory Vote on the Approval of Executive Compensation: The Board recommends a vote FOR

•

Market-based structure producing differentiated awards based on both company and individual performance, managed with independent oversight by the Compensation Committee.

•

Aligned to drive Abbott's strategic priorities, reflects consistent above-market TSR including #1 Relative TSR for 3-year timeframe. See page 70 for more information.

The Board recommends a vote AGAINST

•

Proposal 4: Lobbying Disclosure

•

Proposal 5: Non-GAAP Financial Performance Metrics Disclosure

•

Proposal 6: Shareholder Voting on By-law Amendments

•

Proposal 7: Simple Majority Vote

•

See pages 71 to 79 for more information.

INFORMATION ABOUT THE ANNUAL MEETING

WHO CAN VOTE

Shareholders of record at the close of business on February 26, 2020 will be entitled to notice of and to vote at the Annual Meeting. As of January 31, 2020, Abbott had 1,763,433,243 outstanding common shares, which are Abbott's only outstanding voting securities. All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters.

NOTICE AND ACCESS

In accordance with the Securities and Exchange Commission's "Notice and Access" rules, Abbott mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to certain shareholders in mid-March of 2020. The Notice describes the matters to be considered at the Annual Meeting and how the shareholders can access the proxy materials online. It also provides instructions on how those shareholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

CUMULATIVE VOTING

Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Shareholders may not cumulate their votes against a nominee. If shares are voted cumulatively and there are more nominees than there are director vacancies, nominees who receive the greatest number of votes will be elected. If you wish to cumulate your votes, you must sign and mail in your proxy card or attend the Annual Meeting.

VOTING BY PROXY

All of Abbott's shareholders may vote by mail or at the Annual Meeting. Abbott's By-Laws provide that a shareholder may authorize no more than two persons as proxies to attend and vote at the meeting. Most of Abbott's shareholders may also vote their shares by telephone or the Internet. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting can be found with your proxy card or on the Notice.

REVOKING A PROXY

You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

  •
  by delivering a written notice to the Secretary of Abbott,

  •
  by delivering an authorized proxy with a later date, or

  •
  by voting by telephone or the Internet after you have given your proxy.

DISCRETIONARY VOTING AUTHORITY

Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 14 nominees named in Item 1 on the proxy card. Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the Board of Directors, or for fewer than 14 nominees if, in the judgment of the proxy holders, such action is necessary or desirable. The persons named in the proxy may also decide to vote shares cumulatively in their sole discretion so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all), although they have no present intention of doing so. The proxy holders may not cast your vote for any nominee from whom you have withheld authority to vote.

Where a shareholder has specified a choice for or against the ratification of the appointment of Ernst & Young LLP as auditors, the advisory vote on the approval of executive compensation, or the approval of a shareholder proposal, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the ratification of Ernst & Young LLP as auditors, FOR the approval of executive compensation, and AGAINST the shareholder proposals.

Aside from matters set forth in this proxy statement, the Board of Directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

QUORUM AND VOTE REQUIRED TO APPROVE EACH ITEM ON THE PROXY

A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter.

EFFECT OF WITHHOLD VOTES, BROKER NON-VOTES, AND ABSTENTIONS

Shares represented by proxies which are present and entitled to vote on a matter but which have elected to withhold authority to vote for one or more directors or to abstain from voting on another matter will have the effect of votes against those directors or that matter. A proxy submitted by an institution, such as a broker or bank that holds shares for the account of a beneficial owner, may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the shares. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in the absence of instructions on matters the New York Stock Exchange considers "routine", such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The election of directors, the advisory vote on the approval of executive compensation, and shareholder proposals are "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

INSPECTORS OF ELECTION

The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify shareholders are independent and are not Abbott employees.

COST OF SOLICITING PROXIES

Abbott will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of Abbott and its subsidiaries.

Abbott has retained Morrow Sodali LLC to aid in the solicitation of proxies at an estimated cost of $19,500 plus reimbursement for reasonable out-of-pocket expenses.

ABBOTT LABORATORIES STOCK RETIREMENT PLAN

Participants in the Abbott Laboratories Stock Retirement Plan will receive voting instructions for their shares held in the Abbott Laboratories Stock Retirement Trust. The Stock Retirement Trust is administered by both a trustee and an Investment Committee. The trustee of the Trust is The Northern Trust Company. The members of the Investment Committee are Mary K. Moreland, Karen M. Peterson, and Brian P. Wentworth, employees of Abbott. The voting power with respect to the shares is held by and shared between the Investment Committee and the participants. The Investment Committee must solicit voting instructions from the participants and follow the voting instructions it receives. The Investment Committee may use its own discretion with respect to those shares for which no voting instructions are received.

CONFIDENTIAL VOTING

It is Abbott's policy that all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed, except:

  •
  where disclosure may be required by law or regulation,

  •
  where disclosure may be necessary in order for Abbott to assert or defend claims,

  •
  where a shareholder provides comments with a proxy,

  •
  where a shareholder expressly requests disclosure,

  •
  to allow the inspectors of election to certify the results of a vote, or

  •
  in other limited circumstances, such as a contested election or proxy solicitation not approved and recommended by the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders sharing an address may receive only one copy of the proxy materials or the Notice of Internet Availability of Proxy Materials, unless their broker, bank, or other intermediary has received contrary instructions from any shareholder at that address. This is known as "householding." Shareholders wishing to discontinue householding and receive separate copies of the proxy materials or the Notice of Internet Availability of Proxy Materials should notify their broker, bank, or other intermediary.

NOMINEES FOR ELECTION AS DIRECTORS

ROBERT J. ALPERN, M.D. Director since 2008 Age 69 Ensign Professor of Medicine and Professor of Internal Medicine, and Former Dean of Yale School of Medicine, New Haven, Connecticut

Dr. Alpern has served as the Ensign Professor of Medicine and Professor of Internal Medicine at Yale School of Medicine since June 2004. From June 2004 to January 2020, Dr. Alpern served as Dean of Yale School of Medicine. From July 1998 to May 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. Dr. Alpern also serves as a Director of AbbVie Inc. and Tricida, Inc. and served as a Director on the Board of Yale New Haven Hospital from October 2005 through January 2020.

As a result of his long-tenured leadership positions at the Yale School of Medicine and The University of Texas Southwestern Medical Center, and as a former Director on the Board of Yale New Haven Hospital, Dr. Alpern contributes valuable insights to the Board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of Abbott's key research and development initiatives.

ROXANNE S. AUSTIN Director since 2000 Age 59 President and Chief Executive Officer, Austin Investment Advisors, Newport Coast, California (Private Investment and Consulting Firm)

Ms. Austin is President and Chief Executive Officer of Austin Investment Advisors, a private investment and consulting firm, and chairs the U.S. Mid-Market Investment Advisory Committee of EQT Partners. Previously, Ms. Austin also served as the President and Chief Executive Officer of Move Networks, Inc., a provider of Internet television services. Ms. Austin served as President and Chief Operating Officer of DIRECTV, Inc. Ms. Austin also served as Executive Vice President and Chief Financial Officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP. Ms. Austin served on the Board of Directors of Telefonaktiebolaget LM Ericsson from 2008 to 2016. Ms. Austin currently serves on the Board of Directors of AbbVie Inc., CrowdStrike Holdings, Inc., Target Corporation, and Teledyne Technologies, Inc. Ms. Austin will not stand for re-election at Target Corporation's June 2020 annual meeting of shareholders.

Through her extensive management and operating roles, including her financial roles, Ms. Austin contributes significant oversight and leadership experience, including financial expertise and knowledge of financial statements, corporate finance and accounting matters.

SALLY E. BLOUNT, PH.D.

Director since 2011 Age 58
Michael L. Nemmers Professor of Strategy and Former Dean of the J.L. Kellogg
Graduate School of Management at Northwestern University, Evanston, Illinois

Ms. Blount is the Michael L. Nemmers Professor of Strategy and former Dean of the J.L. Kellogg Graduate School of Management at Northwestern University from 2010 to 2018. From 2004 to 2010, she served as the Vice Dean and Dean of the Undergraduate College of New York University's Leonard N. Stern School of Business. Ms. Blount joined the faculty of New York University's Leonard N. Stern School of Business in 2001 and was the Abraham L. Gitlow Professor of Management and Organizations. Prior to joining NYU in 2001, Ms. Blount held academic posts at the University of Chicago's Graduate School of Business from 1992 to 2001. Ms. Blount currently serves on the Board of Directors of Ulta Beauty, Inc. and the Joyce Foundation.

Having served as Dean of the J.L. Kellogg Graduate School of Management at Northwestern University and as the Vice Dean and Dean of the Undergraduate College of New York University's Leonard N. Stern School of Business, Ms. Blount provides Abbott's Board with expertise on business organization, governance and business management matters.

ROBERT B. FORD Director since 2019 Age 46 President and Chief Operating Officer, Abbott Laboratories

Mr. Ford has served as Abbott's President and Chief Operating Officer since 2018 and will succeed Mr. White as Abbott's Chief Executive Officer on March 31, 2020. Mr. Ford served as the Executive Vice President, Medical Devices from 2015 to 2018, Senior Vice President, Diabetes Care from 2014 to 2015, and Vice President, Diabetes Care, Commercial Operations from 2008 to 2014. Prior to 2008, he served in various leadership roles across Abbott's Diagnostics, Nutrition, and Diabetes Care businesses in the U.S. and Latin America. Mr. Ford joined Abbott in 1996.

Having held leadership positions across several of Abbott's businesses and ultimately assuming responsibility for all of Abbott's operating businesses as Chief Operating Officer, Mr. Ford contributes an extensive knowledge of the Company's global operations, a wide breadth of experience in strategy and execution, and valuable insights into global healthcare markets.

MICHELLE A. KUMBIER Director since 2018 Age 52 Senior Vice President and Chief Operating Officer of Harley-Davidson Motor Company, Milwaukee, Wisconsin (Motorcycle and Related Products Manufacturer)

Ms. Kumbier has served as Senior Vice President and Chief Operating Officer of Harley-Davidson Motor Company since October 2017. Previously, she served as its Senior Vice President, Motor Company Product and Operations from May 2015 to October 2017, as its Senior Vice President of Motorcycle Operations from September 2012 to April 2015, and as its Senior Vice President, Product Development from November 2010 to August 2012.

As the Senior Vice President and Chief Operating Officer of Harley-Davidson Motor Company, Ms. Kumbier contributes extensive experience in the management of a multinational public company, including significant manufacturing, product development, business development, and strategic planning experience.

EDWARD M. LIDDY Director since 2010 Age 74 Retired Chairman & CEO, The Allstate Corporation, Northbrook, Illinois (Insurance Company)

Mr. Liddy served as a partner in the private equity investment firm Clayton, Dubilier & Rice, LLC from January 2010 to December 2015. At the request of the Secretary of the U.S. Department of Treasury, Mr. Liddy served as Interim Chairman and Chief Executive Officer of American International Group, Inc., a global insurance and financial services holding company, from September 2008 until August 2009. From January 1999 to April 2008, Mr. Liddy served as Chairman of the Board of the Allstate Corporation. He served as Chief Executive Officer of Allstate from January 1999 to December 2006, President from January 1995 to May 2005, and Chief Operating Officer from August 1994 to January 1999. Mr. Liddy currently serves on the Board of Directors of AbbVie Inc., 3M Company, and The Boeing Company. Mr. Liddy has reached the mandatory retirement age for directors at both Boeing and 3M and will not stand for re-election at either company's 2020 Annual Meeting.

Through his executive leadership at Allstate and American International Group, and his board service at several Fortune 100 companies across a broad range of industries, Mr. Liddy provides valuable insights on corporate strategy, risk management, corporate governance and many other issues facing large, global enterprises. Additionally, as a former chief financial officer, audit committee chair at Goldman Sachs and 3M Company, and partner at Clayton, Dubilier & Rice, LLC, Mr. Liddy provides significant knowledge and understanding of corporate finance, capital markets, financial reports and accounting matters.

DARREN W. MCDEW Director since 2019 Age 59 Retired General, United States Air Force, and Former Commander of U.S. Transportation Command, Scott Air Force Base, Illinois

General McDew is a retired four-star general who served for 36 years in the United States military before retiring in October 2018. From August 2015 to August 2018, General McDew served as Commander, U.S. Transportation Command, the single manager for global air, land and sea transportation for the U.S. Department of Defense. Previously, he also served as Vice Director for Strategic Plans and Policy for the Joint Chiefs of Staff, Military Aide to the President, Director of Air Force Public Affairs, and Chief of Air Force Senate Liaison Division. General McDew currently serves on the Board of Directors of the Boys and Girls Club of America, United Services Automobile Association, and Rolls-Royce, North America, Inc.

Through his extensive leadership in the U.S. Air Force, General McDew contributes significant experience managing large, complex global operations, including strategic planning, security and risk management, cybersecurity, and supply chain and infrastructure management.

NANCY MCKINSTRY

Director since 2011 Age 61
Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V.,
Alphen aan den Rijn, the Netherlands (Global Information, Software, and Services Provider)

Ms. McKinstry has been the Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V. since September 2003 and a member of its Executive Board since June 2001. Ms. McKinstry serves on the Board of Accenture plc, the Board of Overseers of Columbia Business School, and the Board of Directors of Russell Reynolds Associates. Ms. McKinstry is also a member of the European Round Table of Industrialists. Ms. McKinstry served on the Board of Directors of Telefonaktiebolaget LM Ericsson (LM Ericsson Telephone Company) from 2004 to 2012.

As the Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V., Ms. McKinstry contributes global perspectives and management experience, including an understanding of key issues facing a multinational business such as Abbott's.

PHEBE N. NOVAKOVIC

Director since 2010 Age 62
Chairman and Chief Executive Officer, General Dynamics Corporation, Falls Church, Virginia
(Worldwide Defense, Aerospace, and Other Technology Products Manufacturer)

Ms. Novakovic has been Chairman and Chief Executive Officer of General Dynamics Corporation since January 1, 2013. Previously, she served as President and Chief Operating Officer from May 2012 to December 2012 and as Executive Vice President, Marine Systems of General Dynamics from May 2010 to May 2012. From May 2005 to April 2010, Ms. Novakovic served as its Senior Vice President—Planning and Development. She was elected Vice President of General Dynamics in October 2002 after joining the company in May 2001. Previously, Ms. Novakovic was Special Assistant to the Secretary and Deputy Secretary of Defense, and had been a Deputy Associate Director of the Office of Management and Budget.

As Chairman and Chief Executive Officer of General Dynamics Corporation, Ms. Novakovic has strong management experience with a major public company, including significant marketing, operational and manufacturing experience, and contributes valuable insights into finance and capital markets. Her tenure with the Office of Management and Budget and as Special Assistant to the Secretary and Deputy Secretary of Defense enables her to provide government perspective and experience in a highly regulated industry.

WILLIAM A. OSBORN
Lead Independent Director

Director since 2008 Age 72
Retired Chairman and Chief Executive Officer of Northern Trust Corporation (Multibank Holding
Company) and The Northern Trust Company, Chicago, Illinois (Banking Services Company)

Mr. Osborn was Chairman of Northern Trust Corporation from 1995 through 2009 and served as its Chief Executive Officer from 1995 through 2007. Mr. Osborn currently serves as a Director of Caterpillar Inc. and General Dynamics Corporation. Mr. Osborn served on the Board of Directors of Nicor, Inc. from 1999 to 2006 and on the Board of Directors of Tribune Company from 2001 to 2012.

As the Chairman and Chief Executive Officer of Northern Trust Corporation and The Northern Trust Company, Mr. Osborn acquired broad experience in successfully overseeing complex global businesses operating in highly regulated industries.

DANIEL J. STARKS Director since 2017 Age 65 Retired Chairman, President and Chief Executive Officer of St. Jude Medical, Inc., St. Paul, Minnesota (Medical Device Manufacturer)

Mr. Starks served as the Chairman, President and Chief Executive Officer of St. Jude Medical, Inc. from 2004 until his retirement in January 2016, after which he served as its Executive Chairman of the Board until January 2017, when Abbott completed the acquisition of St. Jude Medical. Mr. Starks also served as President and Chief Operating Officer of St. Jude Medical from 2001 to 2004 and as its President and CEO, Cardiac Rhythm Management Business from 1997 to 2001.

Having served as St. Jude Medical's Executive Chairman and its Chairman, President and Chief Executive Officer, and having joined St. Jude Medical in 1996, Mr. Starks contributes not only comprehensive and critical knowledge of St. Jude Medical's operations, but also extensive business and management experience operating a global public company in a highly regulated industry.

JOHN G. STRATTON Director since 2017 Age 59 Retired Executive Vice President and President of Global Operations, Verizon Communications Inc., New York, New York (Telecommunications and Media Company)

Mr. Stratton served as Executive Vice President and President of Global Operations of Verizon Communications Inc. from February 2015 to December 2018. Previously, he served as Executive Vice President and President of Global Enterprise and Consumer Wireline from April 2014 to February 2015, as President of Verizon Enterprise Solutions from January 2012 to April 2014, and as Chief Operating Officer and Executive Vice President of Verizon Wireless from October 2010 to January 2012. Mr. Stratton currently serves on the Board of Directors of General Dynamics Corporation. Mr. Stratton also served as a member of The President's National Security Telecommunications Advisory Committee from October 2012 to July 2018 and as Director of the Cellular Telecommunications Industry Association from February 2015 to July 2018.

Through his executive leadership at Verizon Communications, Mr. Stratton contributes extensive business and management experience operating a global public company such as Abbott, including valuable insights on corporate strategy and risk management. His service on the National Security Telecommunications Advisory Committee enables him to provide government perspective and experience in a highly regulated industry.

GLENN F. TILTON Director since 2007 Age 71 Retired Chairman, President and Chief Executive Officer of UAL Corporation, Chicago, Illinois (Airline Holding Company)

Mr. Tilton served as Chairman, President and Chief Executive Officer of UAL Corporation, and Chairman and Chief Executive Officer of United Air Lines, Inc., an air transportation company and wholly owned subsidiary of UAL Corporation, from September 2002 to October 2010. Mr. Tilton also served on the Board of United Continental Holdings, Inc. from 2001 to 2013 and served as its Non-Executive Chairman of the Board from October 2010 to December 2012. Mr. Tilton is also a Director of AbbVie Inc. and Phillips 66. Mr. Tilton also served on the Board of Directors of Lincoln National Corporation from 2002 to 2007, of TXU Corporation from 2005 to 2007, of Corning Incorporated from 2010 to 2012, and as Chairman of the Midwest for JPMorgan Chase & Co. and a member of its companywide Executive Committee from June 2011 to June 2014.

Having previously served as Chief Executive Officer of UAL Corporation and United Air Lines, Non Executive Chairman of the Board of United Continental Holdings, Inc., Chairman of the Midwest for JPMorgan Chase & Co., Chairman, President, and Vice Chairman of Chevron Texaco, and as Interim Chairman of Dynegy, Inc., Mr. Tilton acquired strong management experience overseeing complex multinational businesses operating in highly regulated industries, as well as expertise in finance and capital markets matters.

MILES D. WHITE Director since 1998 Age 65 Chairman of the Board and Chief Executive Officer, Abbott Laboratories

Mr. White has served as Abbott's Chairman of the Board and Chief Executive Officer since 1999. He served as an Executive Vice President of Abbott from 1998 to 1999. He joined Abbott in 1984. He currently serves as a Director of Caterpillar Inc. and McDonald's Corporation.

Serving as Abbott's Chairman of the Board and Chief Executive Officer since 1999 and having joined Abbott in 1984, Mr. White contributes not only his valuable business, management and leadership experience, but also his extensive knowledge of the Company and its global operations, as well as key insights into strategic, management and operation matters, ensuring the appropriate level of oversight and responsibility is applied to all Board decisions.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

THE BOARD OF DIRECTORS

The Board of Directors held 7 meetings in 2019. The average attendance of all directors at Board and committee meetings in 2019 was 95% and each director attended at least 75% of the total number of Board meetings and meetings of the committees on which he or she served. Abbott encourages its Board members to attend the annual shareholders meeting. Last year, all of Abbott's directors attended the annual shareholders meeting.

The Board has determined that each of the following directors is independent in accordance with the New York Stock Exchange listing standards: R. J. Alpern, R. S. Austin, S. E. Blount, M. A. Kumbier, E. M. Liddy, D. W. McDew, N. McKinstry, P. N. Novakovic, W. A. Osborn, S. C. Scott III, D. J. Starks, J. G. Stratton, and G. F. Tilton. To determine independence, the Board applied the categorical standards attached as Exhibit A to this proxy statement. The Board also considered whether a director has any other material relationships with Abbott or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors or their family members are officers or serve on boards of companies or entities to which Abbott sold products or made contributions or from which Abbott purchased products and services during the year. In making its determination, the Board relied on both information provided by the directors and information developed internally by Abbott.

The Board has risk oversight responsibility for Abbott and administers this responsibility both directly and with assistance from its committees.

LEADERSHIP STRUCTURE

Miles D. White has served as Abbott's Chairman and Chief Executive Officer since 1999. In November 2019, Abbott announced that Mr. White will step down as Chief Executive Officer on March 31, 2020 and remain Executive Chairman. The Board also unanimously appointed Robert B. Ford, the current President and Chief Operating Officer and a 24-year Abbott veteran, to succeed Mr. White as Chief Executive Officer and named him to the Board, effective November 12, 2019.

The Board is actively involved in succession planning and is focused on ensuring leadership continuity. The Board believes that the continuation of Mr. White's service as Executive Chairman is in the best interests of Abbott and its shareholders. Mr. White contributes comprehensive, in-depth knowledge of Abbott's businesses and the global health care industry, as well as valuable insights on leadership and strategy. The Board believes that his advice and guidance to Mr. Ford and the Board will help facilitate a successful leadership transition.

The Board also has a lead independent director that is chosen by and from the independent members of the Board of Directors. Currently, the Chair of the Nominations and Governance Committee, Mr. Osborn, is the lead independent director, whose key functions and responsibilities include:

  •
  Serve as liaison between the Chairman of the Board and the independent directors,

  •
  Facilitate communication with the Board and preside over regularly conducted executive sessions of the independent directors or sessions where the Chairman of the Board is not present,

  •
  Review and approve matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other Board members,

  •
  Lead annual performance reviews of individual directors and the full Board,

  •
  Has the authority to call meetings of the independent directors and, if requested by major shareholders, ensures that he or she is available for consultation and direct communication, and

  •
  Communicate regularly with the Chairman of the Board regarding appropriate agenda topics and other Board related matters.

The Board reviews its leadership structure on at least an annual basis. The Board has determined that this leadership structure ensures the appropriate level of oversight, independence and responsibility is applied to all Board decisions, including risk oversight, and is in the best interests of Abbott and its shareholders.

DIRECTOR SELECTION

The Nominations and Governance Committee assists the Board of Directors in identifying individuals qualified to become Board members and recommends to the Board the nominees for election as directors at the next annual meeting of shareholders. The process used by the Nominations and Governance Committee to identify a nominee to serve as a member of the Board of Directors depends on the qualities being sought. From time to time, Abbott engages an executive search firm to assist the Committee in identifying individuals qualified to be Board members.

Abbott's outline of directorship qualifications, which is part of Abbott's corporate governance guidelines, is available in the corporate governance section of Abbott's investor relations website (www.abbottinvestor.com). These qualifications describe specific characteristics that the Nominations and Governance Committee and the Board take into consideration when selecting nominees for the Board, such as: strong management experience and senior-level experience in medicine, hospital administration, medical and scientific research and development, finance, international business, technology, government, and academic administration. An individual nominee is not required to satisfy all the characteristics listed in the outline of directorship qualifications and there is no requirement that all such characteristics be represented on the Board.

In addition, Board members should have backgrounds that, when combined, provide a portfolio of experience and knowledge that will serve Abbott's governance and strategic needs. Board candidates will be considered on the basis of a range of criteria, including broad-based business knowledge and relationships, prominence, and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. Directors should have demonstrated experience and ability that is relevant to the Board of Directors' oversight role with respect to Abbott's business and affairs. Each director's biography includes the particular experience and qualifications that led the Board to conclude that the director should serve on the Board. The directors' biographies are on pages 13 through 19.

A description of the procedure for the recommendation and nomination of directors, including by proxy access, is on page 82.

BOARD DIVERSITY AND COMPOSITION

In the process of identifying nominees to serve as members of the Board of Directors, the Nominations and Governance Committee considers the Board's diversity of relevant experience, areas of expertise, ethnicity, gender, and geography and assesses the effectiveness of the process in achieving that diversity.

The process used to identify and select nominees has resulted in a balanced, diverse, and well-rounded Board of Directors that possesses the skills, experiences, and perspectives necessary for its oversight role. All of Abbott's directors exhibit:

✓	Global business perspective	✓	Successful track record	✓	Innovative thinking
✓	Knowledge of corporate governance requirements and practices	✓	High integrity	✓	Commitment to good corporate citizenship

BOARD EVALUATION PROCESS

Each year, Abbott's directors evaluate the effectiveness of the Board and its Committees in performing its governance and risk oversight responsibilities. Directors assess the performance of their peers, as well as the full Board of Directors and each of the Committees on which they serve, as follows:

Peer, Board, and Committee Evaluations

Written evaluations solicit feedback on the performance of:

Each individual director, including:

- Independent thinking and action
- Contributions to discussions and decisions
- Ethical standards and values
- Professional competence in matters of oversight and governance

The full Board and Board Committees, including:

- Structure and composition
- Effectiveness of oversight and other responsibilities
- Encouragement of open communication and differing viewpoints

Collection and Review of Results

To ensure candid feedback, directors submit their evaluation responses to an independent third party, who anonymizes all responses and compiles them into reports for the Board and Committees.

The Nominations and Governance Committee reviews the peer and full Board reports, and each Committee reviews its respective report. All evaluation responses are shared with the full Board.

Incorporation of Feedback

Feedback requiring additional consideration is addressed at subsequent Board and Committee meetings, and opportunities for additional enhancements are identified, considered and implemented as appropriate.

The Chair of the Nominations and Governance Committee discusses peer evaluation results with individual directors as needed.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has five committees established in Abbott's By-Laws: Audit Committee, Compensation Committee, Nominations and Governance Committee, Public Policy Committee, and Executive Committee.

All members of the Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee are independent. These Committees are governed by written charters setting forth their respective responsibilities, and each Committee reviews its charter at least annually, with any changes being recommended to the full Board for approval. Copies of the Committee charters are all available in the governance section of Abbott's investor relations website (www.abbottinvestor.com).

Current Members	Audit*	Compensation	Nominations and Governance	Public Policy	Executive

R. J. Alpern
R. S. Austin
S. E. Blount
R. B. Ford
M. A. Kumbier
E. M. Liddy
D. W. McDew
N. McKinstry
P. N. Novakovic
W. A. Osborn
S. C. Scott III
D. J. Starks
J. G. Stratton
G. F. Tilton
M. D. White
Total Meetings Held in 2019	7	4	4	4	0

*
Each of the committee members is financially literate, as is required of audit committee members by the New York Stock Exchange. The Board of Directors has determined that Edward M. Liddy, the Audit Committee's Chair, is an "audit committee financial expert."

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to:

  •
  Abbott's accounting and financial reporting practices and the audit process,

  •
  The quality and integrity of Abbott's financial statements,

  •
  The independent auditors' qualifications, independence, and performance,

  •
  The performance of Abbott's internal audit function and internal auditors,

  •
  Legal and regulatory compliance relating to financial matters, including accounting, auditing, financial reporting, and securities law issues, and

  •
  Enterprise risk management, including major financial and cybersecurity risk exposures.

In performing these functions, the Audit Committee meets regularly with the independent auditor, Abbott's management, and Abbott's internal auditors to review the adequacy, effectiveness and quality of Abbott's accounting and financial reporting principles, policies, procedures and controls, as well as Abbott's enterprise risk management, including Abbott's risk assessment and risk management policies.

A copy of the report of the Audit Committee is on page 69.

Compensation Committee

The Compensation Committee assists the Board of Directors in carrying out the Board's responsibilities relating to the compensation of Abbott's executive officers and directors. Its primary responsibilities include:

  •
  Review director compensation annually and recommend to the full Board both the amount and the allocation between equity-based awards and cash. In recommending director compensation, the Compensation Committee takes comparable director fees into account and reviews any arrangement that could be viewed as indirect director compensation.

  •
  Review, approve, and administer the incentive compensation plans in which any executive officer participates and all of Abbott's equity-based plans. The Compensation Committee may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulation or with the listing rules of the New York Stock Exchange.

  •
  Engage compensation consultants to provide counsel and advice on executive and non-employee director compensation matters. The consultant and its principal report directly to the Chair of the Committee. The principal meets regularly and as needed with the Committee in executive sessions, has direct access to the Chair during and between meetings, and performs no other services for Abbott or its senior executives.

    The Committee determines what variables it will instruct the consultant to consider, including peer groups against which performance and pay should be examined, financial metrics to be used to assess Abbott's relative performance, competitive incentive practices in the marketplace, and compensation levels relative to market practice. The Committee negotiates and approves any fees paid to the consultant for these services.

The Compensation Committee engaged Meridian Compensation Partners, LLC as its compensation consultant for 2019. Meridian performs no other work for Abbott. Based on its evaluation of Meridian's independence in accordance with the New York Stock Exchange listing standards and information provided by Meridian, the Committee determined that the work performed by Meridian does not present any conflicts of interest.

A copy of the Compensation Committee report is on page 50.

Nominations and Governance Committee

The Nominations and Governance Committee assists the Board in fulfilling its oversight responsibility with respect to governance matters. Its primary responsibilities include:

  •
  Assist the Board in identifying individuals qualified to become Board members, and recommend to the Board the nominees for election as directors at the next annual meeting of shareholders,

  •
  Recommend to the Board the people to be elected as executive officers of Abbott,

  •
  Develop and recommend to the Board the corporate governance guidelines applicable to Abbott, and

  •
  Serve in an advisory capacity to the Board and the Chairman of the Board on matters of organization, management succession plans, major changes in the organizational structure of Abbott, and the conduct of Board activities.

The process used by this Committee to identify a nominee to serve as a member of the Board of Directors depends on the qualities being sought. From time to time, Abbott engages an executive search firm to assist the Committee in identifying individuals qualified to be Board members. The process used by the Committee to identify nominees is described on page 21 in the section captioned, "Director Selection."

Public Policy Committee

The Public Policy Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to:

  •
  Certain areas of legal and regulatory compliance, including evaluating Abbott's compliance policies and practices and reviewing Abbott's compliance program,

  •
  Governmental affairs and healthcare compliance issues that affect Abbott, and

  •
  Abbott's public policy, including evaluating Abbott's social responsibility policies and practices and reviewing social, political, economic, and environmental trends and public policy issues that affect or could affect Abbott's business activities, performance, and public image.

Executive Committee

The Executive Committee may exercise all the authority of the Board in the management of Abbott, except for matters expressly reserved by law for Board action.

COMMUNICATING WITH THE BOARD OF DIRECTORS

Interested parties may communicate with the Board of Directors by writing a letter to the Chairman of the Board, to the Chair of the Nominations and Governance Committee, who acts as the lead independent director, or to the independent directors c/o Abbott Laboratories, 100 Abbott Park Road, D-364, AP6D, Abbott Park, Illinois 60064, Attention: Corporate Secretary. The General Counsel and Corporate Secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to Abbott's business. In addition, directors regularly receive a log of all correspondence received by Abbott that is addressed to a member of the Board and may request any correspondence on that log.

CORPORATE GOVERNANCE MATERIALS

Abbott's corporate governance guidelines, outline of directorship qualifications, director independence standards, code of business conduct, and the charters of Abbott's Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee are all available in the corporate governance section of Abbott's investor relations website (www.abbottinvestor.com).

2019 DIRECTOR COMPENSATION

Messrs. White and Ford are not compensated for serving on the Board or Board committees. Abbott's remaining directors, who are all non-employee directors, are compensated for their service under the Abbott Laboratories Non-Employee Directors' Fee Plan and the Abbott Laboratories 2017 Incentive Stock Program.

The following table sets forth a summary of the non-employee directors' 2019 compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

R. J. Alpern	$126,000	$174,910	$0	$64,323	$25,000	$390,233
R. S. Austin	152,000	174,910	0	0	0	326,910
S. E. Blount	126,000	174,910	0	10,355	25,000	336,265
M. A. Kumbier	132,000	174,910	0	0	0	306,910
E. M. Liddy	151,000	174,910	0	0	0	325,910
D. W. McDew	31,500	0	0	0	0	31,500
N. McKinstry	132,000	174,910	0	0	0	306,910
P. N. Novakovic	141,000	174,910	0	0	0	315,910
W. A. Osborn	156,000	174,910	0	0	0	330,910
S. C. Scott III	132,000	174,910	0	0	25,000	331,910
D. J. Starks	126,000	174,910	0	0	0	300,910
J. G. Stratton	126,000	174,910	0	0	0	300,910
G. F. Tilton	132,000	174,910	0	0	25,000	331,910

(1)
Under the Abbott Laboratories Non-Employee Directors' Fee Plan, non-employee directors earn $10,500 for each month of service as a director. Audit Committee members, other than the Audit Committee chair, receive $500 for each month of service on the Audit Committee. Board Committee chairs receive monthly fees of: $2,083.33 for the Audit Committee chair, $1,666.66 for the Compensation Committee chair, $1,250.00 for the Public Policy Committee chair, and $1,250.00 for the chair of any other Board committee. In addition, the lead independent director earns $2,500 for each month of such service and does not receive a fee for service as Nominations and Governance Committee chair. Fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan are paid in cash to the director, paid in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred (as a non-funded obligation of Abbott), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences when the director reaches age 65, or upon retirement from the Board of Directors, if later. The director may elect to have deferred fees and fees deposited in trust credited to either a guaranteed interest account or to a stock equivalent account that earns the same return as if the fees were invested in Abbott shares. If necessary, Abbott contributes funds to a director's trust so that as of year-end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related common shares at year-end.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the awards calculated in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of an Abbott common share on the date of grant. In addition to the fees described in footnote 1, each non-employee director elected to the Board of Directors at the annual shareholders meeting receives vested restricted stock units having a value of $175,000 (rounded down) under the Abbott Laboratories 2017 Incentive Stock Program (effective as of the 2020 Annual Meeting, this will increase to $185,000 (rounded down)). In 2019, this was 2,241 units. The non-employee directors receive cash payments equal to the dividends paid on the shares covered by the units at the same rate as other shareholders. Upon termination, retirement from the Board, death, or a change in control of Abbott, a non-employee director will receive one common share for each restricted stock unit outstanding under the Incentive Stock Program. Each director is required to own, within five years of becoming a director, the number of shares of Abbott stock having a fair market value equal to four times the annual director fees earned or paid in cash. All directors with five years tenure meet or exceed the guidelines. The following Abbott restricted stock units were outstanding as of December 31, 2019: R. J. Alpern, 30,406; R. S. Austin, 38,069; S. E. Blount, 23,666; M. A. Kumbier, 2,241; E. M. Liddy, 25,833; N. McKinstry, 23,666; P. N. Novakovic, 25,833; W. A. Osborn, 32,323; S. C. Scott III, 34,053; D. J. Starks, 8,623; J. G. Stratton, 5,186; and G. F. Tilton, 34,053.

(3)
The following options were outstanding as of December 31, 2019: R. S. Austin, 47,883; E. M. Liddy, 46,743; N. McKinstry, 47,902; P. N. Novakovic, 102,943; W. A. Osborn, 49,190; and S. C. Scott III, 41,622.

(4)
The totals in this column include reportable interest credited under Abbott Laboratories Non-Employee Directors' Fee Plan during the year.

(5)
Charitable contributions made by Abbott's non-employee directors are eligible for a matching contribution (up to $25,000 annually). The amounts reported in this column represent charitable matching grant contributions, as follows: R. J. Alpern, $25,000; S. E. Blount, $25,000; S. C. Scott III, $25,000; and G. F. Tilton, $25,000.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

The table below reflects the number of Abbott common shares beneficially owned as of January 31, 2020 by each director, the Chief Executive Officer, the Chief Financial Officer, and the three other most highly paid executive officers in 2019 (the "named officers"), and by all directors and executive officers of Abbott as a group. It also reflects the number of stock equivalent units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan and restricted stock units held by non-employee directors, named officers, and executive officers.

Name	Shares Beneficially Owned(1)(2)	Stock Options Exercisable Within 60 Days of January 31, 2020(3)	Stock Equivalent Units

R. J. Alpern	30,406	0	7,766
R. S. Austin	44,913	47,883	0
S. E. Blount	26,266	0	0
L. D. Earnhardt	56,946	0	0
R. B. Ford	197,382	926,022	0
M. A. Kumbier	3,258	0	0
E. M. Liddy	28,153	46,743	21,268
D. W. McDew	0	0	0
N. McKinstry	23,666	47,902	0
P. N. Novakovic	26,333	102,943	0
W. A. Osborn	56,323	49,190	28,512
D. G. Salvadori	95,088	461,015	0
S. C. Scott III	40,053	41,622	7,138
D. J. Starks	7,018,683	0	0
J. G. Stratton	8,641	0	4,651
G. F. Tilton	41,403	0	32,710
M. D. White	3,194,710	5,417,294	0
B. B. Yoor	116,620	184,281	0
All directors and executive officers as a group(4)(5)	12,502,322	12,334,341	102,045

(1)
This column includes shares held in the officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: M. D. White, 34,239; B. B. Yoor, 2,239; and all executive officers as a group, 69,290. Each officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
This column includes restricted stock units held by the non-employee directors and payable in stock upon their retirement from the Board as follows: R. J. Alpern, 30,406; R. S. Austin, 38,069; S. E. Blount, 23,666; M. A. Kumbier, 2,241; E. M. Liddy, 25,833; N. McKinstry, 23,666; P. N. Novakovic, 25,833; W. A. Osborn, 32,323; S. C. Scott III, 34,053; D. J. Starks, 8,623; J. G. Stratton, 5,186; G. F. Tilton, 34,053; and all directors as a group, 283,952.

(3)
This column also includes 66,145 restricted stock units held by all named officers and executive officers as a group that will be payable in stock within 60 days of January 31, 2020.

(4)
Certain executive officers of Abbott are fiduciaries of several employee benefit trusts maintained by Abbott. As such, they have shared voting and/or investment power with respect to the common shares held by those trusts. The table does not include the shares held by the trusts. As of January 31, 2020, these trusts owned a total of 30,557,888 (1.7%) of the outstanding shares of Abbott.

None of the directors, named officers, or executive officers has pledged shares.

(5)
Excluding the shared voting and/or investment power over the shares held by the trusts described in footnote 4, the directors, named officers, and executive officers as a group together own beneficially less than one percent of the outstanding shares of Abbott.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis (CD&A) describes Abbott's executive compensation program in 2019. In particular, this CD&A explains how the Compensation Committee (the Committee) and Board of Directors made compensation decisions for the Company's executives, including the five named officers: Miles D. White, Chairman of the Board and Chief Executive Officer; Robert B. Ford, President and Chief Operating Officer; Brian B. Yoor, Executive Vice President, Finance and Chief Financial Officer; Lisa Earnhardt, Executive Vice President, Medical Devices; and Daniel G. Salvadori, Executive Vice President, Nutritional Products.

The CD&A also describes the process the Committee utilizes to examine performance in the context of executive pay decisions, the performance goals and results for each named officer, and recent updates to our compensation program. This year's CD&A reflects the feedback from our shareholders gathered during our 2019 shareholder outreach described on page 31.

2019 PERFORMANCE

Abbott's three-year total shareholder return (TSR) of 139.5% is more than twice that of the peer group median and the broader Standard & Poor's 500 (S&P 500) and Dow Jones Industrial Average (DJIA) market indices. These consistent above-market returns are driven by the strength of our leadership positions in some of the largest and fastest growing markets in healthcare and innovative product portfolios across our businesses.

Abbott delivered strong returns for shareholders in 2019 and achieved or exceeded the financial targets set at the beginning of last year. Abbott's one-year TSR was 22.1%, delivering significant shareholder returns on top of the one-year TSR of 29% in 2018, which ranked #1 in our peer group.

Primary performance metric for long-term incentive program

In addition to delivering significant shareholder returns, Abbott continued to take important steps to position the Company for long-term, sustainable growth.

  •
  Increased investments to sustain growth of several important products including:

  –
  FreeStyle Libre®, our easy-to-use and affordable revolutionary continuous glucose monitor

  –
  MitraClip®, the market-leading device for the minimally invasive treatment of mitral regurgitation

  –
  Alinity®, our suite of innovative diagnostic instruments

  •
  Achieved several important product approvals in 2019 across our businesses that will be significant contributors to growth in the coming years.

  •
  Returned $2.3B to shareholders through dividends in 2019 and announced a 12.5% increase to the dividend payable in 2020, demonstrating Abbott's financial strength and commitment to shareholder returns.

CHANGES BASED ON SHAREHOLDER FEEDBACK AND MARKET PRACTICES

During 2019, we conducted extensive shareholder outreach to discuss our compensation program.

In the spring, we engaged shareholders representing over 65% of our outstanding shares in an open dialogue to discuss various topics, including the enhanced disclosures in our 2019 proxy that furthered shareholder understanding of how pay decisions are made and how the metrics we use are linked to our business strategy and goals. Their feedback was overwhelmingly positive which was also reflected in the 94% support for the Say-on-Pay Vote.

In the fall, we continued our dialogue with shareholders and shared the process we used to review and update our peer group in 2019 to better reflect Abbott's size and complexity. Shareholders were very supportive of our approach and agreed with the changes approved by the Compensation Committee. Additional information regarding the changes to Abbott's peer group can be found on page 32 of this proxy statement.

As illustrated in the table below, over the past several years we have made numerous changes to our program and our proxy statement based on feedback from our shareholders as well as a review of market practices.

RECENT EXECUTIVE COMPENSATION CHANGES

•

Significantly increased disclosure related to payouts for both annual and long-term incentives

•

Revised annual cash incentive plan goals and weighting

•

Changed performance-based restricted stock awards to vest only over a 3-year term with no more than one-third of the award vesting in any one year

•

Implemented a strengthened recoupment policy

•

Introduced new long-term incentive measures to reflect sustained performance over a three-year period

•

Increased director share ownership guidelines

•

Increased the ROE target for vesting of performance restricted shares

•

Updated peer group to reflect increased size and complexity of business

ABBOTT'S PEER GROUP FOR PAY AND COMPANY PERFORMANCE BENCHMARKING

To determine the competitiveness of our compensation and benefit programs, the Committee, in consultation with its independent consultant, annually compares the level of compensation, pay practices, and our relative performance to those of peer companies. As we previewed in last year's proxy, our Compensation Committee reviewed our peer group in 2019 to determine whether any changes were necessary to better reflect the increased size (sales and market capitalization) and complexity of Abbott's business.

Based on this review, the Compensation Committee revised the peer group to reflect the breadth of our business, reflecting our diverse and balanced portfolio. This new peer group strikes the appropriate balance between size (revenue and market capitalization between approximately one-third and three times Abbott's), return profiles, geographic breadth, and management and operating structure. This approach has been overwhelmingly supported by our investors during shareholder outreach.

The updated peer group is summarized below, showing the primary characteristics for each company selected, including the Abbott business segment(s) represented by the peer company.

Company Name	Sales/ Rev.(1) (billions)	Market Cap(1) (billions)	% Rev. Outside U.S.	Similar # Employees	Mfg. Driven/ Consumer- Facing	Abbott Business Segment(s) Represented

3M Company	$32.1	$101.5	✓	✓	✓	Diagnostics
Becton Dickinson	$17.3	$73.6	✓	✓	✓	Diagnostics, Medical Devices
Boston Scientific	$10.4	$63.0	✓		✓	Medical Devices
Bristol-Myers Squibb	$24.2	$150.5	✓		✓	Established Pharmaceuticals
The Coca-Cola Company	$37.3	$237.1	✓	✓	✓	Nutrition
Danaher Corporation	$19.9	$110.2	✓	✓	✓	Diagnostics
Honeywell International	$36.7	$126.5	✓	✓	✓	Diagnostics, Medical Devices
Johnson & Johnson	$82.1	$383.9	✓	✓	✓	Diagnostics, Established Pharmaceuticals, Medical Devices
Medtronic	$30.9	$152.1	✓	✓	✓	Medical Devices
Merck	$46.0	$231.6	✓	✓	✓	Established Pharmaceuticals
Mondelez International	$25.9	$79.3	✓	✓	✓	Nutrition
Procter & Gamble	$69.6	$311.5	✓	✓	✓	Nutrition
Reckitt Benckiser(2)	$16.2	$57.6	✓	✓	✓	Nutrition
Stryker Corporation	$14.9	$78.6			✓	Medical Devices
Thermo Fisher Scientific	$25.5	$130.3	✓	✓	✓	Diagnostics
United Technologies	$77.0	$129.3	✓		✓	Diagnostics
Peer Group Median	$28.3	$127.9
Abbott	$31.9	$153.5	✓	✓	✓
Abbott Percentile Rank	59th	73rd

(1)
Data source: Nasdaq IR Insight database reflects most recently disclosed (as of January 31, 2020) trailing 12-month sales/revenue. The market cap reflects values on December 31, 2019.

(2)
Revenue/Market Cap converted to USD for OUS companies.

BASIS FOR COMPENSATION DECISIONS

Abbott and its Compensation Committee have designed a compensation program that balances short- and long-term objectives to focus our executives on actions that create value today, while building for sustainable future success. Approximately two-thirds of our pay is equity-based, directly tying a significant portion of executive compensation to shareholder returns.

Our compensation program is market-based (to ensure our ability to attract and retain talented executives) and produces compensation outcomes that are performance-based (to incent the achievement of profitable growth that increases shareholder value).

COMPENSATION PROGRAM IS MARKET-BASED

All components of total direct compensation are market-based. Each year, the Compensation Committee reviews market data with the independent compensation consultant to ensure our programs are aligned and our officers are positioned appropriately relative to the market.

Base Salary

Base salary targets are initially set using the median of the peer group as a benchmark. Base salaries then vary depending on the officer's experience, expertise, and performance. The average base salary of our executive officers is approximately at the market median.

Annual Incentive Plan

Annual incentive targets are initially set using the median of the peer group as a benchmark. The targets may vary based on other factors, including internal pay comparisons. Further linkage to the market is achieved by setting targets that require our officers to exceed the anticipated growth of the market in which they compete in order to achieve a target payout of their annual incentives.

Long-Term Incentive Plan (LTI)

To set annual LTI award guidelines, the Committee first reviews LTI grants made by peer companies to identify the competitive market range. Each year the guidelines are set at the appropriate level within the competitive market range based on Abbott's relative performance, as described on the following page. To recognize the continued growth focus of Abbott and to directly align the interests of executive officers with the interests of our shareholders, the Compensation Committee grants long-term incentive awards in the form of 50% stock options and 50% performance restricted shares. This mix of incentive awards is consistent with our peers.

COMPENSATION OUTCOMES ARE PERFORMANCE-BASED

Other than base salary, which is the smallest component of our executives' compensation, all remaining components of Total Direct Compensation (i.e., annual incentive, performance-based restricted stock awards, and stock options) are aligned with individual, business segment and Company performance.

Annual Incentive Plan

In order for the annual incentive plan to pay out, the EPS goal must be achieved. If the EPS goal is not achieved, then the annual incentive plan is not funded. Final payouts are determined based upon performance relative to annual goals and are capped as a percentage of consolidated net earnings (CEO cap is 0.15%; COO cap is 0.10%; other NEO cap is 0.075%). The following formula summarizes the annual incentive payout process for officers, assuming the EPS goal is achieved.

For example:

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$525,000	x	90%	x	95%	=	$448,875

For 2019 performance, annual incentive payouts for Abbott executive officers averaged 96% of target. For individual calculations for each named officer, see pages 38 to 47. The annual incentive plan is formula driven based on financial, strategic, and talent and succession results. Officer financial goals are based on adjusted measures that reflect the true results of our ongoing operations and are set based on the expected market growth of the businesses in the markets in which we compete.

Long-Term Incentive Plan

Throughout the process, Abbott's awards are based on Company and individual performance, from guideline positioning all the way through vesting. Conversely, most other companies reflect performance only at the company level, through relative TSR at vesting. Thus, Abbott's process is much more rigorous and performance-based than other companies' programs.

The Committee positions LTI award guidelines relative to the market by comparing Abbott's 3-year TSR performance against our peers. 5- and 1-year TSR performance are also referenced to ensure long-term performance is sustained, and current performance is on track with shareholder expectations.

For example, guidelines for grants made in February 2019 were set at the 75th percentile of our peer group, reflecting 100th percentile relative 3-year TSR performance for the period ending in 2018. The 5-year TSR ranked at the 100th percentile of our peer group for the period ending in 2018, while the 1-year TSR was at the 94th percentile of our peer group.

The recommendation for each officer starts with the Company LTI award guideline (based on relative TSR performance and market data as described above) for the officer's position and is adjusted based upon assessment of their sustained contributions over the last three years. Contribution scores are totaled and used to adjust each officer's award guideline. Final awards may be increased or decreased based on the long-term impact each individual officer had on the organization. For example:

SAMPLE INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2016	2017	2018	OVERALL

Sales and Market Growth Contribution	Met (0)	Did not meet (-1)	Exceeded (+1)	0

Margin Contribution	Met (0)	Met (0)	Exceeded (+1)	+1

Strategic Financial Contribution	Met (0)	Met (0)	Met (0)	0

			Total	+1

			LTI Adjustment	110%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT

+3 or More	125%

+1 or +2	110%

0	100%

-1 or -2	90%

-3 or Less	75%

Awards granted in 2019, based on individual officer performance for the three-year period ending in 2018, resulted in awards ranging from the 54th percentile to the 90th percentile of our peer group, with an average of the 78th percentile. For individual calculations for each named officer, see pages 38 to 47.

Since stock options realize value only through share price appreciation, the value realized upon the exercise of vested stock options directly aligns the compensation earned with the value shareholders received over the same period. Options are also aligned with shareholder value through the impact of relative TSR in determining the LTI award guidelines.

Performance restricted shares vest one-third each year only if the Adjusted Return on Equity (ROE) performance target is achieved. Vesting is absolute—either 100% or 0%. There is no partial vesting if the target is missed and no additional vesting upside if the Company over-performs. The Committee believes Adjusted ROE is the appropriate performance measure for vesting because ROE measures how much profit the Company generates over the long-term with the capital that shareholders have invested and is a measure reflecting deployment of capital or capital allocation. Adjusted ROE reflects earnings from continuing operations excluding specified items, such as intangible amortization expense and various other costs including expenses related to restructuring actions or business acquisitions. Adjusted ROE also excludes the impact of foreign exchange on equity.

In 2019, the Adjusted ROE vesting target to determine future vesting was increased from 12% to 13%. This increase follows similar increases in prior years, which have increased this target 30% since 2014. This is consistent with our stated intent to increase our Adjusted ROE targets over time following the separation of AbbVie, which had a significant impact on our ROE and other return measures, including Return on Assets (ROA).

Prior to the separation of Abbott and AbbVie, the AbbVie business accounted for the majority (65%) of Abbott's adjusted net income. However, at the separation of AbbVie, Abbott retained the majority (90%) of the equity. While Abbott's ROE was disproportionally lower following the AbbVie separation, shareholders that retained their Abbott and AbbVie shares the past six years since the AbbVie separation would have seen a 168% appreciation in their holdings.

IMPACT OF ABBOTT/ABBVIE SEPARATION

Summary of LTI Process

The graphic below summarizes the LTI process and its direct linkage to the market and company and individual performance.

COMPENSATION PROGRAM IS DIRECTLY LINKED TO BUSINESS STRATEGY

Our compensation program is also linked directly to our business strategy, to ensure that officers are focused on those activities that drive our business strategy and create value for shareholders.

The table below explains the strategic link of the key metrics used in our annual and long-term incentive plans.

EVALUATION OF PERFORMANCE
METRIC	STRATEGIC LINK

Our annual incentive plan is aligned to the following drivers of shareholder value:

Sales	Measures Abbott's ability to compete effectively in the markets in which we participate and focuses management on achieving strong top-line growth, consistent with our business strategy.

Diluted EPS	Basis on which Abbott sets annual performance expectations and consistent with how we report operating results to the financial community.

Return on Assets	Measures profitability and how effectively Company assets are used to generate profit.

Free Cash Flow	Recognizes the importance of generating cash to fund ongoing investments in our business and to pay down debt, pay dividends, and fund investments outside of capital expenditures.

Our long-term incentive plan relies on the following Company metrics, and 3-year sustained individual performance metrics, to determine award value:

Total Shareholder Return	Measures Abbott's stock and dividend performance against our peer group. Used to position LTI award guidelines relative to the market.

3-year LTI Contribution Metrics	Measures how each officer has performed relative to their sales, margin, and strategic financial contribution goals. Used to adjust LTI award guidelines to reflect individual performance.

Return on Equity	Measures how much profit Abbott generates over the long-term with the capital that shareholders have invested. Used to determine if performance-restricted awards vest.

Officer financial goals are set and assessed based on adjusted measures that the Committee believes more accurately reflect the results of our ongoing operations. We make certain adjustments for specified items, whether favorable or unfavorable, that are unusual or unpredictable, such as cost reduction initiatives, restructuring programs, integration activities and other business acquisition-related costs, and the impact of significant tax changes. We also exclude intangible amortization expense to provide greater visibility on the results of operations excluding these costs, similar to how Abbott's management internally assesses performance.

The Committee believes these adjusted measures provide a more stable assessment of Abbott's core business and encourage decision-making that considers long-term value. They also align compensation goals with the financial guidance we communicate to investors, which is also based on adjusted measures.

COMPENSATION LINK TO SUSTAINABILITY

Our leadership covenant includes commitments to multiple environmental, social and governance efforts. Examples include:

  •
  A sustainable infrastructure to drive quality, environmental, health and safety performance

  •
  Human capital management to ensure an inclusive culture and the fair and balanced treatment of our employees

  •
  Quality products provided at competitive prices to patients and consumers at hospitals and retailers

  •
  Abbott's Code of Conduct to ensure adequate internal controls for financial reporting and compliance with applicable laws and regulations.

Since this covenant is considered the minimum requirement of being an officer at Abbott, any officer that does not fulfill the covenant can receive a reduction of up to 100% of their annual incentive and/or long-term incentive awards.

In addition, we maintain several sustainability commitments, which are further described in our Proxy Summary on page 8, and include:

  •
  Innovation, Access and Affordability

  •
  Talent

  •
  Product Quality

  •
  Data and Data Privacy

  •
  Supply Chain, Packaging and Waste

  •
  Climate and Water Use

PAY DECISIONS FOR NAMED EXECUTIVE OFFICERS

The following pages detail the goals and metrics used to determine each named officer's payout under our annual and long-term incentive plans. For some goals, the target is not disclosed for competitive reasons. The long-term incentive decisions shown in the Summary Compensation Table of this proxy statement and detailed here were based upon performance through 2018, whereas the annual incentive plan payouts are based upon performance during 2019.

NAMED EXECUTIVE OFFICER COMPENSATION DECISIONS

MILES D. WHITE Chairman of the Board, Chief Executive Officer and Director Since 1999

Base Salary

Mr. White's annual base salary of $1,900,000 has not changed since 2010.

Annual Incentive Plan

Mr. White's target bonus of 175% was not changed during 2019. Based on performance in 2019, Mr. White received a bonus in February 2020 which was calculated as follows:

	2018		2019 GOAL MEASUREMENT			2019

GOAL	RESULTS ACHIEVED	GOAL WEIGHT	THRESHOLD	TARGET	MAXIMUM	RESULTS ACHIEVED	GOAL SCORE
FINANCIAL METRICS(1)

Adjusted Sales(2)	$31.2B	25%	$31.65B	$31.80B	$31.95B	$31.96B	37.5%

Adjusted Diluted EPS	$2.88	25%	$3.15	$3.20	$3.25	$3.24	35.0%

Adjusted ROA	9.2%	10%	10.5%	10.6%	10.7%	10.9%	15.0%

Free Cash Flow(3)	$4.9B	10%	$4.1B	$4.3B	$4.5B	$4.5B	15.0%

STRATEGIC METRICS

Diabetes Care Sales Growth		10%	92.6% of Target	Target	106.8% of Target	>Maximum	15.0%

Structural Heart Sales Growth		10%	76.2% of Target	Target	109.5% of Target	>Maximum	15.0%

Alinity C/I Instrument Placements		10%	85.5% of Target	Target	103.2% of Target	<Threshold	0.0%

						Total	132.5%

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$1,900,000	x	175%	x	132.5%	=	$4,405,625

  (1)
  Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items, such as intangible amortization expense and various other costs including expenses related to restructuring actions or business acquisitions. Adjusted Return on Assets (ROA) reflects earnings from continuing operations, excluding interest expense and specified items. Adjusted ROA also reflects total assets less current liabilities excluding short-term borrowings. Diabetes Care, Structural Heart and Nutrition Sales Growth exclude the impact of foreign exchange. Free Cash Flow equals Operating Cash Flow less acquisitions of property and equipment.

  (2)
  Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, must increase market share.

  (3)
  2019 target lower than 2018 results due to increased capital expenditures to support strategic initiatives and timing of pension funding and tax payments.

Long-Term Incentives

Based on the Committee's review of Abbott and individual performance through 2018, Mr. White received an LTI award in February 2019 with a value of $15,125,000, which was equal to 125% of his LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$12,100,000	x	125%	x	50% Stock Options(1)	=	$7,562,500

				50% Performance Restricted Shares(2)		$7,562,500

				Total		$15,125,000

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2016	2017	2018	OVERALL

Sales and Market Growth Contribution	Did not meet (-1)	Met (0)	Exceeded (+1)	0

Margin Contribution	Exceeded (+1)	Exceeded (+1)	Exceeded (+1)	+3

Strategic Financial Contribution	Exceeded (+1)	Exceeded (+1)	Exceeded (+1)	+3

			Total	+6

			LTI Adjustment	125%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT

+3 or More	125%

+1 or +2	110%

0	100%

-1 or -2	90%

-3 or Less	75%

(1)
Stock options realize value only through share price appreciation.

(2)
Performance restricted shares vest only if the 13% Adjusted Return on Equity (ROE) performance target is achieved.

ROBERT B. FORD President and Chief Operating Officer, and Director

Base Salary

Mr. Ford's annual base salary of $1,000,000 did not change in 2019.

Annual Incentive Plan

Mr. Ford's target bonus of 125% of base salary was not changed during 2019. Based on performance in 2019, Mr. Ford received a bonus in February 2020 which was calculated as follows:

	2018		2019 GOAL MEASUREMENT			2019

GOAL	RESULTS ACHIEVED	GOAL WEIGHT	THRESHOLD	TARGET	MAXIMUM	RESULTS ACHIEVED	GOAL SCORE
FINANCIAL METRICS(1)

Adjusted Sales(2)	$31.2B	25%	$31.65B	$31.80B	$31.95B	$31.96B	37.5%

Adjusted Diluted EPS	$2.88	25%	$3.15	$3.20	$3.25	$3.24	35.0%

Adjusted ROA	9.2%	10%	10.5%	10.6%	10.7%	10.9%	15.0%

Free Cash Flow(3)	$4.9B	10%	$4.1B	$4.3B	$4.5B	$4.5B	15.0%

STRATEGIC METRICS

Diabetes Care Sales Growth		15%	92.6% of Target	Target	106.8% of Target	>Maximum	22.5%

Cardiovascular and Neuromodulation Sales Growth		15%	86.8% of Target	Target	109.2% of Target	<Threshold	0.0%

						Total	125.0%

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$1,000,000	x	125%	x	125.0%	=	$1,562,500

  (1)
  Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items, such as intangible amortization expense and various other costs including expenses related to restructuring actions or business acquisitions. Adjusted Return on Assets (ROA) reflects earnings from continuing operations, excluding interest expense and specified items. Adjusted ROA also reflects total assets less current liabilities excluding short-term borrowings. Diabetes Care, Structural Heart and Nutrition Sales Growth exclude the impact of foreign exchange. Free Cash Flow equals Operating Cash Flow less acquisitions of property and equipment.

  (2)
  Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, must increase market share.

  (3)
  2019 target lower than 2018 results due to increased capital expenditures to support strategic initiatives and timing of pension funding and tax payments.

Long-Term Incentives

Based on the Committee's review of Abbott and individual performance through 2018, Mr. Ford received an LTI award in February 2019 with a value of $6,952,132, which was equal to 115% of his LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$6,045,332	x	115%	x	50% Stock Options(1)	=	$3,476,066

				50% Performance Restricted Shares(2)		$3,476,066

				Total		$6,952,132

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2016	2017	2018	OVERALL

Sales and Market Growth Contribution	Did not meet (-1)	Exceeded (+1)	Exceeded (+1)	+1

Margin Contribution	Met (0)	Met (0)	Exceeded (+1)	+1

Strategic Financial Contribution	Did not meet (-1)	Exceeded (+1)	Met (0)	0

Total				+2

Preliminary Adjustment				110%

Mr. Ford's contributions to the completion of the St. Jude and Alere acquisitions and other initiatives to drive future profitable growth for Abbott represented significant impact				+

LTI Adjustment				115%

LTI ADJUSTMENT LEGEND
PRELIMINARY ADJUSTMENT		IMPACT

TOTAL	RESULT	IMPACT ON BUSINESS PRIORITIES	SCORE	RESULT

+3 or More	125%	High Impact	++	+25% or More

+1 or +2	110%	Medium/High Impact	+	+5% or More

0	100%	Medium Impact	=	0%

-1 or -2	90%	Medium/Low Impact	-	-5% or More

-3 or Less	75%	Low Impact	--	-25% or More

(1)
Stock options realize value only through share price appreciation.

(2)
Performance restricted shares vest only if the 13% Adjusted Return on Equity (ROE) performance target is achieved.

BRIAN B. YOOR Executive Vice President, Finance and Chief Financial Officer

Base Salary

Mr. Yoor's annual base salary of $825,000 did not change in 2019.

Annual Incentive Plan

Mr. Yoor's target bonus was increased to 115% of base salary in 2019. Based on performance in 2019, Mr. Yoor received a bonus in February 2020 which was calculated as follows:

	2018		2019 GOAL MEASUREMENT			2019

GOAL	RESULTS ACHIEVED	GOAL WEIGHT	THRESHOLD	TARGET	MAXIMUM	RESULTS ACHIEVED	GOAL SCORE
FINANCIAL METRICS(1)

Adjusted Sales(2)	$31.2B	10%	$31.65B	$31.80B	$31.95B	$31.96B	15.0%

Adjusted Diluted EPS	$2.88	20%	$3.15	$3.20	$3.25	$3.24	28.0%

Free Cash Flow(3)	$4.9B	10%	$4.1B	$4.3B	$4.5B	$4.5B	15.0%

Debt to Adjusted EBITDA Ratio	3.0	5%	< 3.0	< 3.0	< 3.0	2.5	5.0%

Improve Credit Ratings	—	5%	—	—	—	Achieved	5.0%

STRATEGIC METRICS

Goal (10% weight): Execute integration milestones related to Cardiovascular entities, legacy St. Jude Medical expense reporting, and facility management services in North America.
Result: All achieved.							10.0%

Goal (15% weight): Develop methodology and evaluate individual country's attractiveness to guide future investments.
Result: All achieved.							15.0%

Goal (15% weight): Develop and execute plans to increase corporate cost savings and efficiencies and improve data analytics to measure ongoing results. Address specified technology challenges.
Result: All achieved.							15.0%

TALENT AND SUCCESSION METRICS

Goal (10% weight): Meet talent and succession planning targets.
Result: Mostly achieved.							9.4%

						Total	117.4%

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$825,000	x	115%	x	117.4%	=	$1,113,800

  (1)
  Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items. Free Cash Flow equals Operating Cash Flow less acquisitions of property and equipment.

  (2)
  Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, must increase market share.

  (3)
  2019 target lower than 2018 results due to increased capital expenditures to support strategic initiatives and timing of pension funding and tax payments.

Long-Term Incentives

Based on the Committee's review of Abbott and individual performance through 2018, Mr. Yoor received an LTI award in February 2019 with a value of $4,900,000, which was equal to 125% of his LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$3,920,000	x	125%	x	50% Stock Options(1)	=	$2,450,000

				50% Performance Restricted Shares(2)		$2,450,000

				Total		$4,900,000

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2016	2017	2018	OVERALL

Sales and Market Growth Contribution	Did not meet (-1)	Met (0)	Exceeded (+1)	0

Margin Contribution	Exceeded (+1)	Exceeded (+1)	Exceeded (+1)	+3

Strategic Financial Contribution	Met (0)	Met (0)	Met (0)	0

			Total	+3

			LTI Adjustment	125%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT

+3 or More	125%

+1 or +2	110%

0	100%

-1 or -2	90%

-3 or Less	75%

(1)
Stock options realize value only through share price appreciation.

(2)
Performance restricted shares vest only if the 13% Adjusted Return on Equity (ROE) performance target is achieved.

LISA D. EARNHARDT Executive Vice President, Medical Devices

Base Salary

Ms. Earnhardt has an annual base salary of $710,000.

Annual Incentive Plan

Ms. Earnhardt's target bonus was set at 115% of base salary for 2019. Based on performance in 2019, Ms. Earnhardt received a bonus in February 2020 which was calculated as follows:

	2018		2019 GOAL MEASUREMENT			2019

GOAL	RESULTS ACHIEVED	GOAL WEIGHT	THRESHOLD	TARGET	MAXIMUM	RESULTS ACHIEVED	GOAL SCORE
FINANCIAL METRICS(1)

Adjusted Division Net Sales(2)	$10.5B	20%	$11.5B	$11.6B	$11.8B	$11.8B	30.0%

Adjusted Division Margin	—	20%	Target	Target	103.6% of Target	105.0% of Target	30.0%

Adjusted Division Gross Margin	—	10%	99.7% of Target	Target	102.9% of Target	100.9% of Target	11.5%

Market Share	—	10%	—	—	—	—	8.5%

Adjusted Division Free Cash Flow	—	5%	Target	Target	105.8% of Target	106.6% of Target	7.5%

Cash Conversion Cycle	—	5%	—	Target	—	2 days over target	4.0%

STRATEGIC METRICS

Goal (20% weight): Execute specified product approvals, capacity increases, regulatory submissions and salesforce expansions.
Result: Partially achieved.							10.0%

TALENT AND SUCCESSION METRICS

Goal (10% weight): Meet talent and succession planning targets.
Result: Achieved.							10.0%

						Total	111.5%

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$710,000	x	115%	x	111.5%	=	$910,400

  (1)
  Adjusted Division Net Sales exclude the impact of foreign exchange on actual Medical Devices sales relative to the goal target. Adjusted Division Margin and Adjusted Division Gross Margin exclude the impact of foreign exchange on actual Medical Devices division margin and gross margin relative to the respective goal target. Adjusted Division Free Cash Flow reflects Medical Devices' pre-tax operating cash flow less capital expenditures and excludes the impact of foreign exchange.

  (2)
  Set based on expected growth in medical devices market. To achieve target, must gain market share.

Long-Term Incentives

As part of Ms. Earnhardt's employment offer, she received a grant of 91,367 stock options and 17,431 performance restricted shares (valued at $2,764,707 in total) which reflected a prorated grant for 2019. She also received a grant of 39,515 restricted shares (valued at $3,200,000) with 3-year cliff vesting to offset unvested long-term incentives at her previous employer.

DANIEL G. SALVADORI Executive Vice President, Nutritional Products

Base Salary

Mr. Salvadori's annual base salary was increased from $680,000 to $710,000 in March 2019.

Annual Incentive Plan

Mr. Salvadori's target bonus was increased to 115% of base salary in 2019. Based on performance in 2019, Mr. Salvadori received a bonus in February 2020 which was calculated as follows:

	2018		2019 GOAL MEASUREMENT			2019

GOAL	RESULTS ACHIEVED	GOAL WEIGHT	THRESHOLD	TARGET	MAXIMUM	RESULTS ACHIEVED	GOAL SCORE
FINANCIAL METRICS(1)

Adjusted Division Net Sales(2)	$7.2B	20%	$7.3B	$7.4B	$7.5B	$7.5B	27.6%

Adjusted Division Margin	—	20%	Target	Target	103.6% of Target	100.4% of Target	21.2%

Adjusted Division Gross Margin	—	5%	99.8% of Target	Target	103.7% of Target	99.3% of Target	0.0%

Incremental Plan Savings	—	5%	Target	Target	Target	109.7% of Target	5.0%

Market Share	—	10%	—	—	—	—	10.0%

Adjusted Division Free Cash Flow	—	5%	Target	Target	105.6% of Target	99.0% of Target	0.0%

Cash Conversion Cycle	—	5%	5 days over Target	Target	—	5 days over Target	2.5%

STRATEGIC METRICS

Goal (20% weight): Execute specified product launches, e-commerce expansion, innovation sales, and key country initiatives. Result: Overachieved.							21.6%

TALENT AND SUCCESSION METRICS

Goal (10% weight): Meet talent and succession planning targets. Result: Achieved.							10.0%

						Total	97.9%

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		PRELIMINARY AWARD PAYOUT
$710,000	x	115%	x	97.9%	=	$799,400

  In addition to the calculations derived from the scoring of financial and strategic goals, the plan allows further adjustments up or down by the Compensation Committee to reflect achievements not anticipated when goals were set. For 2019, the Committee adjusted Mr. Salvadori's bonus (by $104,000) to reflect the unanticipated achievement.

  (1)
  Adjusted Division Net Sales exclude the impact of foreign exchange on actual Nutrition sales relative to the goal target. Adjusted Division Margin and Adjusted Division Gross Margin exclude the impact of foreign exchange on actual Nutrition division margin and gross margin relative to the respective goal target. Adjusted Division Free Cash Flow reflects Nutrition's pre-tax operating cash flow less capital expenditures and excludes the impact of foreign exchange.

  (2)
  Set based on expected growth in nutrition market. To achieve target, must gain market share.

Long-Term Incentives

Based on the Committee's review of Abbott and individual performance through 2018, Mr. Salvadori received an LTI award in February 2019 with a value of $4,704,000, which was equal to 120% of his LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$3,920,000	x	120%	x	50% Stock Options(1)	=	$2,352,000

				50% Performance Restricted Shares(2)		$2,352,000

				Total		$4,704,000

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2016	2017	2018	OVERALL

Sales and Market Growth Contribution	Exceeded (+1)	Met (0)	Exceeded (+1)	+2

Margin Contribution	Exceeded (+1)	Met (0)	Met (0)	+1

Strategic Financial Contribution	Did not meet (-1)	Met (0)	Met (0)	-1

			Total	+2

Preliminary Adjustment				110%

Mr. Salvadori contributions to the accelerated profitable growth in the Nutrition business represented significant impact				+

LTI Adjustment				120%

LTI ADJUSTMENT LEGEND
PRELIMINARY ADJUSTMENT		IMPACT

TOTAL	RESULT	IMPACT ON BUSINESS PRIORITIES	SCORE	RESULT

+3 or More	125%	High Impact	++	+25% or More

+1 or +2	110%	Medium/High Impact	+	+5% or More

0	100%	Medium Impact	=	0%

-1 or -2	90%	Medium/Low Impact	-	-5% or More

-3 or Less	75%	Low Impact	--	-25% or More

(1)
Stock options realize value only through share price appreciation.

(2)
Performance restricted shares vest only if the 13% Adjusted Return on Equity (ROE) performance target is achieved.

BENEFITS AND PERQUISITES

Each of the benefits described below was designed to support the Company's objective of providing a competitive total pay program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that benefits and pay components must, in aggregate, be competitive.

BENEFITS AND PERQUISITES	DESCRIPTION
Retirement Benefits

The named officers participate in two Abbott-sponsored defined benefit plans: the Abbott Laboratories Annuity Retirement Plan and the Abbott Laboratories Supplemental Pension Plan. These plans are described in greater detail in the "Pension Benefits" section of the proxy.

Since officers' Supplemental Pension Plan benefits cannot be secured in a manner similar to qualified plans, which are held in trust, officers receive an annual cash payment equal to the increase in present value of their Supplemental Pension Plan benefit. Officers have the option of depositing these annual payments to an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the officers' actual annual trust earnings and the rate used to calculate trust funding (currently 8%) while they are employed. Amounts deposited in the individual trusts are not tax deferred.

Officers do not receive tax gross-ups on their grantor trusts. The manner in which the grantor trust will be distributed to an officer upon retirement from the Company generally follows the manner elected by the officer under the Annuity Retirement Plan. Should an officer (or the officer's spouse, depending upon the pension distribution method elected by the officer under the Annuity Retirement Plan) live beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit and, therefore, exhaust the trust balance, the Supplemental Pension Plan benefit will be paid by the Company.

Deferred Compensation

Officers of the Company, like all U.S. employees, are eligible to defer a portion of annual base salary and bonus (in certain cases), on a pre-tax basis, to the Company's qualified 401(k) plan, up to the IRS contribution limits. Officers are also eligible to defer up to 18% of their base salary, less contributions to the 401(k) plan, to a non-qualified plan. Unlike other U.S. managers, officers are not eligible to elect to defer compensation into the Deferred Compensation Plan. However, up to one hundred percent (100%) of annual incentive awards earned under the Company's Performance Incentive Plan is eligible for deferral to a non-qualified plan. Officers may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. Officers do not receive tax gross-ups on their grantor trusts. Officers elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the Company.

BENEFITS AND PERQUISITES	DESCRIPTION
Change in Control Arrangements

Mr. White does not have an Abbott change in control agreement. The other named officers have Abbott change in control agreements, the purpose of which is to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the Company, and protect the earned benefits of the officer against adverse changes resulting from a change in control. The level of payments provided under the agreements is established to be consistent with market practices as confirmed by data provided to the Committee by its independent compensation consultant. These arrangements are described in greater detail in the "Potential Payments Upon Termination or Change in Control" section of this proxy.

Financial Planning

Named officers are eligible to receive up to $10,000 of fees annually associated with estate planning advice, tax preparation, and general financial planning. If an officer chooses to utilize this benefit, fees for services received up to the annual allocation are paid by the Company and are treated as imputed income to the officer, who then is responsible for payment of all taxes due on the fees paid by the Company.

Company Automobile

Named officers are eligible for use of a Company-leased vehicle, with a lease term of 50 months. Seventy-five percent (75%) of the cost of the vehicle is imputed to the officer as income for federal income tax purposes.

Company Aircraft

Non-business-related flights on corporate aircraft by Mr. White are covered by a time-sharing lease agreement, pursuant to which incremental costs associated with those flights are reimbursed by the executive to the Company in accordance with Federal Aviation Administration regulations.

Disability Benefit

In addition to Abbott's standard disability benefits, the named officers are eligible for a monthly long-term disability benefit, which is described in greater detail in the "Potential Payments Upon Termination or Change in Control" section of this proxy.

SHARE OWNERSHIP AND RETENTION GUIDELINES

To further promote sustained shareholder returns and to ensure the Company's executives remain focused on both short- and long-term objectives, the Company has established share ownership guidelines. Each officer has five years from the date appointed/elected to his/her position to achieve the ownership level associated with the position.

ROLE	GUIDELINE
Chief Executive Officer	6 times base salary

President and Chief Operating Officer	4 times base salary

Executive Vice Presidents and Senior Vice Presidents	3 times base salary

All other officers	2 times base salary

Any officer who has not achieved at least 50% of the share ownership guideline after three years in their current position will be required to hold 50% of future equity awards until they meet the ownership guideline. All named officers with 5 years tenure in their current position meet or exceed the guidelines.

HEDGING

Directors and officers are prohibited from entering into or engaging in any financial transaction that is designed to reduce the financial risk associated with owning Abbott shares. These financial transactions include, but are not limited to, engaging in short sales, derivative transactions (such as equity swaps, straddles, puts, or calls), and hedging or monetizing transactions (such as collars, exchange funds, or prepaid forward variable contracts) that are linked directly to Abbott stock.

PLEDGING

Directors and officers are prohibited from holding Abbott stock in a margin account, pledging Abbott stock, or otherwise securing any of their obligations by assigning Abbott stock as collateral. The Compensation Committee, or its delegate, may grant an exception provided that:

  •
  The director or officer meets Abbott's applicable minimum stock ownership guideline; and

  •
  Only Abbott stock in excess of the applicable minimum stock ownership guideline is held in the margin account, pledged, or assigned as collateral.

RECOUPMENT POLICY

The Compensation Committee has broad discretion to administer and implement the Company's policy and seek recoupment of equity or cash incentive awards if it determines that a senior executive engaged in misconduct or failed in a supervisory capacity, resulting in a material violation of law or Abbott policy that causes significant financial harm to Abbott. The Compensation Committee may recover incentive compensation awarded to a senior executive in the prior three years or reduce future awards. The policy will not affect awards made prior to its effective date or following a change in control.

COMPLIANCE

The Committee considers the deductibility of executive compensation under Internal Revenue Code Section 162(m) and reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, Abbott may provide compensation that is not deductible. Section 162(m) (as amended in 2017 by the Tax Cuts and Jobs Act) generally disallows, subject to certain exceptions, a federal income tax deduction to public companies for compensation in excess of $1 million per year paid to an individual who was the company's chief executive officer or chief financial officer, or among the company's three most highly compensated executive officers, at any time during the year, or an individual whose compensation was subject to the $1 million cap on deductible compensation in 2017 or later years (under the once a covered employee always a covered employee rule), or beneficiary of any such individual.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board is primarily responsible for reviewing, approving, and overseeing Abbott's compensation plans and practices, and works with management and the Committee's independent consultant to establish Abbott's executive compensation philosophy and programs. The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee
R. S. Austin, Chair
M. A. Kumbier
E. M. Liddy
P. N. Novakovic
W. A. Osborn
S. C. Scott III

COMPENSATION RISK ASSESSMENT

During 2019, Abbott conducted its annual risk assessment of its compensation policies and practices for employees and executives. Abbott's risk assessment is reinforced by Abbott's adherence to a number of industry-leading best practices, including:

  •
  Compensation Committee chaired by independent, non-employee director

  •
  Representation from the Audit Committee on the Compensation Committee

  •
  Review of executive compensation programs by the Compensation Committee's independent consultant

  •
  Robust review of compensation program elements and key performance drivers

  •
  Detailed measurement of short- and long-term compensation elements, and related performance metrics and requirements, to ensure balance

  •
  Review of Abbott's historical performance, peer performance and Board-approved strategic plan and related financial goals to determine appropriate incentive plan goals

  •
  Incorporation of multiple program requirements that mitigate excessive risk-taking (e.g., recoupment policy, stock ownership and share retention guidelines, caps on incentive payouts)

Based on this assessment, Abbott determined its compensation and benefit programs appropriately align employees' compensation and performance without incentivizing risky behaviors. Any risk arising from its compensation policies and practices is not reasonably likely to have a material adverse effect on Abbott or its shareholders.

The following factors were among those considered:

  •
  Regular training on code of business conduct and policies and procedures is mandatory for all employees and non-employee directors.

  •
  Compensation structure encourages employees to regard Abbott as a career employer, to consider the long-term impact of their decisions, and to align their interests with those of Abbott's shareholders (e.g., equity awards that vest over multi-year periods, defined benefit pension plan, and other retirement plans).

  •
  Annual benchmarking ensures performance achievement and incentive payout opportunities that are aligned with a peer group that reflects the size, investment profile, operating characteristics, and employment and business markets of Abbott. Appropriateness of this group is assessed annually by the Compensation Committee's independent consultant and reviewed and approved by the Compensation Committee. Our selection criteria and peer companies are reported each year to our shareholders.

  •
  Abbott's annual incentive plan places an appropriate weighting on earnings achievement by balancing it with other factors, including key operational and strategic measures, disclosed to shareholders. Since earnings are a key component of stock price performance, this aspect of Abbott's compensation plan promotes alignment with shareholder interests without creating duplication across incentive plans.

  •
  Abbott's long-term incentive plan focuses on longer-term operating performance and shareholder returns, (e.g., in 2019, roughly two-thirds of named officer total compensation was in the form of long-term equity incentives that can be earned or vest over multiple years).

  •
  Equity awards are made, and grant prices are set at the same time each year, at the Compensation Committee's regularly scheduled meeting. In addition, Abbott does not reprice or backdate stock options, award discounted stock options, or immediately vest stock options or restricted stock. The equity awards are based on multiple performance factors. Both executive and Director share ownership guidelines and share retention requirements promote alignment with shareholders.

  •
  Abbott's compensation program does not include features that could encourage excessive risk taking, such as over-weighting toward annual incentives, highly leveraged payout curves, uncapped incentive award payments, unreasonable thresholds, or steep payout cliffs at certain levels that may encourage short-term business decisions to meet payout criteria.

  •
  Abbott's recoupment policy allows the Compensation Committee to seek recoupment of incentive compensation, forfeit existing awards or reduce future awards if it determines that a senior executive engaged in misconduct or failed in a supervisory capacity, resulting in a material violation of law or Abbott policy that caused significant financial harm to Abbott.

  •
  Abbott's hedging policy prohibits directors and officers from entering into financial transactions designed to reduce the financial risk associated with owning Abbott shares.

  •
  Abbott's pledging policy prohibits directors and officers from holding Abbott shares in a margin account, pledging Abbott shares, or securing obligations by assigning Abbott shares as collateral unless granted an exception by the Compensation Committee.

This assessment was discussed with the Compensation Committee and its independent compensation consultant. The Committee and the consultant both agreed with the assessment.

SUMMARY COMPENSATION TABLE

The following table summarizes compensation awarded to, earned by, or paid to the named officers. The section of the proxy statement captioned, "Compensation Discussion and Analysis—Basis for Compensation Decisions" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings(5)	All Other Compensation(6)	SEC Total	Total Without Change in Pension Value ($)(7)

Miles D. White,	2019	$1,900,000	$7,562,448	$7,562,499	$4,405,625	$5,707,836	$664,409	$27,802,817	$24,675,423
Chairman of the Board, Chief	2018	1,900,000	7,499,367	7,499,996	4,779,688	1,381,845	1,193,342	24,254,238	24,254,238
Executive Officer, and Director	2017	1,900,000	4,099,523	4,099,998	4,500,000	3,350,902	1,020,596	18,971,019	16,772,295

Robert B. Ford,	2019	1,000,000	3,475,992	3,476,054	1,562,500	2,311,499	71,841	11,897,886	9,777,514
President and Chief Operating	2018	784,250	2,691,621	2,691,897	1,297,500	382,771	279,213	8,127,252	7,821,493
Officer, and Director	2017	675,000	974,870	974,999	1,066,400	949,748	60,891	4,701,908	3,797,358

Brian B. Yoor,(1)	2019	825,000	2,449,976	2,449,987	1,113,800	2,105,604	71,331	9,015,698	7,031,097
Executive Vice President, Finance	2018	796,057	2,691,621	2,691,897	974,600	385,178	73,483	7,612,836	7,280,548
and Chief Financial Officer	2017	643,269	877,378	877,498	1,062,400	1,013,539	62,990	4,537,074	3,553,412

Lisa D. Earnhardt,	2019	400,058	4,610,918	1,353,145	910,400	184,522	19,798	7,478,841	7,295,162
Executive Vice President, Medical Devices

Daniel G. Salvadori,	2019	704,923	2,351,989	2,351,986	903,400	395,710	59,806	6,767,814	6,388,821
Executive Vice President,	2018	675,038	1,993,798	1,993,992	803,200	53,668	434,514	5,954,210	5,907,979
Nutritional Products	2017	608,461	1,249,912	1,262,326	733,700	179,461	54,628	4,088,488	3,913,693

(1)
Mr. Yoor retired on February 29, 2020.

(2)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines grant date fair value by multiplying the number of shares granted by the average of the high and low market prices of an Abbott common share on the award's date of grant.

(3)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. These amounts were determined as of the option's grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with the Securities and Exchange Commission's rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. The assumptions are the same as those described in Note 10, entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplementary Data" in Abbott's 2019 Annual Report on Securities and Exchange Commission Form 10-K.

(4)
This compensation is earned as a performance-based incentive bonus, pursuant to the 1998 Abbott Laboratories Performance Incentive Plan. Additional information regarding the Performance Incentive Plan can be found in the section of this proxy statement captioned, "Compensation Discussion and Analysis—Basis for Compensation Decisions."

(5)
The plan amounts shown below are reported in this column.

For Messrs. White, Ford, Yoor, and Salvadori, the amounts shown alongside the officer's name are for 2019, 2018, and 2017, respectively. For Ms. Earnhardt, the amounts shown are for 2019.

Abbott Laboratories Annuity Retirement Plan

M. D. White: $180,690 / ($87,156) / $153,425; R. B. Ford: $176,268 / ($37,501) / $106,226; B. B. Yoor: $188,095 / ($30,841) / $109,749; L. D. Earnhardt: $25,037; and D. G. Salvadori: $41,282 / $3,413 / $24,698.

  Abbott Laboratories Supplemental Pension Plan

  M. D. White: $2,946,704 / ($3,700,892) / $2,045,299; R. B. Ford: $1,944,104 / $343,260 / $798,324; B. B. Yoor: $1,796,506 / $363,129 / $879,913; L. D. Earnhardt: $158,642; and D. G. Salvadori: $337,711 / $42,818 / $150,097.

  Non-Qualified Defined Contribution Plan Earnings

  The totals in this column include reportable interest credited under the 1998 Abbott Laboratories Performance Incentive Plan, the Abbott Laboratories 401(k) Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under this plan).

  M. D. White: $2,580,442 / $1,381,845 / $1,152,178; R. B. Ford: $191,127 / $77,012 / $45,198; B. B. Yoor: $121,003 / $52,890 / $29,877; L. D. Earnhardt: $843; and D. G. Salvadori: $16,717 / $7,437 / $4,666.

(6)
The amounts shown below are reported in this column.

For Messrs. White, Ford, Yoor, and Salvadori, the amounts shown alongside the officer's name are for 2019, 2018, and 2017, respectively. For Ms. Earnhardt, the amounts shown are for 2019.

Earnings on Non-Qualified Defined Contribution Plans (net of the reportable interest included in footnote 5).

M. D. White: $105,715 / $638,710 / $423,890; R. B. Ford: $0 / $6,125 / $8,600; B. B. Yoor: $0 / $3,237 / $268; and D. G. Salvadori: $0 / $1,004 / $0.

Each of the named officers' awards under the 1998 Abbott Laboratories Performance Incentive Plan is paid in cash to the officer on a current basis. Each of the named officers have grantor trusts into which the awards may be deposited, net of maximum tax withholdings. The named officers also have grantor trusts in connection with the Abbott Laboratories 401(k) Supplemental Plan and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under the Management Incentive Plan). These amounts include the trusts' earnings (net of the reportable interest included in footnote 5).

Employer Contributions to Defined Contribution Plans

M. D. White: $95,000 / $95,000 / $95,000; R. B. Ford: $50,000 / $39,213 / $33,750; B. B. Yoor: $41,250 / $39,803 / $32,163; L. D. Earnhardt: $19,798; and D. G. Salvadori: $35,247 / $33,752 / $30,423.

These amounts include employer contributions to both Abbott's tax-qualified defined contribution plan and the Abbott Laboratories 401(k) Supplemental Plan. The Abbott Laboratories 401(k) Supplemental Plan permits eligible Abbott officers to contribute amounts in excess of the limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18% of their base salary over (ii) the amount contributed to Abbott's tax-qualified 401(k) plan. Abbott matches participant contributions at the rate of 250% of the first 2% of compensation contributed to the plan. The named officers have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the officer, net of maximum tax withholdings.

Other Compensation

Mr. White's non-business-related flights on corporate aircraft are covered by a time-sharing lease agreement, pursuant to which he reimburses Abbott for certain costs associated with those flights in accordance with Federal Aviation Administration regulations. The following amounts are included in the totals in this column, which reflect Abbott's incremental cost less reimbursements for non-business-related flights: $226,633 / $229,599 / $292,292.

Abbott determines the incremental cost for flights based on the direct cost to Abbott, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs.

For Mr. White, the following costs associated with security are included: $237,061 / $230,033 / $209,414. Abbott determines the cost for these expenses based on its actual costs. The security is provided on the recommendation of an independent security study.

Also included in the totals shown in the table is the cost of providing a corporate automobile less the amount reimbursed by the officer: R. B. Ford: $21,841 / $19,516 / $18,541; B. B. Yoor: $20,081 / $20,443 / $20,559; and D. G. Salvadori: $24,559 / $27,727 / $18,360.

For Mr. Yoor and Mr. Salvadori, the following costs associated with financial planning are included: B. B. Yoor: $10,000 / $10,000 / $10,000; and D. G. Salvadori: $0 / $0 / $5,845.

The named officers are also eligible to participate in an executive disability benefit described on page 65.

(7)
To demonstrate how year over year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column are calculated by subtracting the change in pension value reported in the Change in Pension Value and Non-qualified Deferred Compensation Earnings column, as described in footnote 5 to this table, from the amounts reported in the SEC Total column. The amounts reported in this column differ from, and are not a substitute for, the amounts reported in the SEC Total column.

2019 GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Numbers of Securities Underlying	Exercise or Base Price of Options	Closing Market Price on	Grant Date Fair Value of Stock and

Name	Grant Date	Approval Date	Target ($)	Maximum ($)	Target (#)(2)(3)	of Units (#)(3)		Options (#)(4)	Awards ($/Sh.)	Grant Date	Option Awards

M. D. White	2/22/19	2/22/19			99,637						$7,562,448	(5)
	2/22/19	2/22/19						522,272	$75.90	$76.13	7,562,499	(6)
R. B. Ford	2/22/19	2/22/19			45,797						3,475,992	(5)
	2/22/19	2/22/19						240,059	75.90	76.13	3,476,054	(6)
B. B. Yoor	2/22/19	2/22/19			32,279						2,449,976	(5)
	2/22/19	2/22/19						169,198	75.90	76.13	2,449,987	(6)
L. D. Earnhardt	6/10/19	4/25/19			17,431						1,411,388	(5)
	6/10/19	4/25/19				39,515	(7)				3,199,530	(5)
	6/10/19	4/25/19						91,367	80.98	81.27	1,353,145	(6)
D. G. Salvadori	2/22/19	2/22/19			30,988						2,351,989	(5)
	2/22/19	2/22/19						162,430	75.90	76.13	2,351,986	(6)

(1)
During 2019, each of the named officers participated in the 1998 Abbott Laboratories Performance Incentive Plan, an annual, non-equity incentive plan. The annual cash incentive award earned by the named officer in 2019 under the plan is shown in the Summary Compensation Table under the column captioned, "Non-Equity Incentive Plan Compensation." No future payouts will be made under the plan's 2019 annual cash incentive award. The Performance Incentive Plan is described in greater detail in the section of the proxy statement captioned, "Compensation Discussion and Analysis—Basis for Compensation Decisions."

(2)
These are performance-based restricted stock awards that have a 3-year term and vest upon Abbott reaching a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2019, Abbott reached its minimum return on equity target and one-third of each of the awards made on February 22, 2019 vested on February 28, 2020 and one-third of the award made on June 10, 2019 will vest on June 10, 2020. The equity targets are described in the section of the proxy statement captioned, "Compensation Discussion and Analysis—Basis for Compensation Decisions."

(3)
In the event of a grantee's death or disability, these awards are deemed fully earned. The treatment of these awards upon a change in control is described in the section of the proxy statement captioned, "Potential Payments Upon Termination or Change in Control—Equity Awards." Outstanding restricted shares and restricted stock units receive dividend payments at the same rate as all other shareholders.

(4)
Options with respect to one-third of the shares covered by these awards are exercisable after one year; two-thirds after two years; and all after three years. The options vest in the event of the grantee's death or disability. The treatment of these awards upon a change in control is described in the section of the proxy statement captioned, "Potential Payments Upon Termination or Change in Control—Equity Awards." Under the Abbott Laboratories 2017 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded-up to the next even penny) of an Abbott common share on the date of grant.

(5)
Abbott determines the grant date fair value of stock and stock unit awards by multiplying the number of restricted shares or restricted stock units granted by the average of the high and low market prices of a common share on the grant date.

(6)
These values were determined as of the option's grant date using a Black-Scholes stock option valuation model. The model uses the assumptions described in Note 10, entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplemental Data" in Abbott's 2019 Annual Report on Securities and Exchange Commission Form 10-K.

(7)
These are restricted stock units granted to offset long-term incentives at Ms. Earnhardt's previous employer, which will vest on June 10, 2022.

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the outstanding equity awards held by the named officers at year-end.

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

M. D. White								30,781	$2,673,638
								83,417	7,245,601
								99,637	8,654,470
	302,500			$27.0336	2/16/22
	980,000			34.9400	2/14/23
	727,699			39.1200	2/20/24
	937,031			47.0000	2/19/25
	1,198,630			38.4000	2/18/26
	425,753	212,876		44.4000	2/16/27
	229,358	458,715		59.9400	2/15/28
		522,272		75.9000	2/21/29

See footnotes on page 61.

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

R. B. Ford								7,320	$635,815
								29,940	2,600,588
								45,797	3,977,927
	45,492			$39.1200	2/20/24
	56,933			41.1400	6/30/24
	127,436			47.0000	2/19/25
	14,243			48.9000	5/31/25
	285,388			38.4000	2/18/26
	101,246	50,623		44.4000	2/16/27
	82,321	164,642		59.9400	2/15/28
		240,059		75.9000	2/21/29

See footnotes on page 61.

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

B. B. Yoor								6,588	$572,234
								29,940	2,600,588
								32,279	2,803,754
	41,229			$47.0000	2/19/25
	81,709			48.9000	5/31/25
	213,470			38.4000	2/18/26
	91,121	45,561		44.4000	2/16/27
	82,321	164,642		59.9400	2/15/28
		169,198		75.9000	2/21/29

See footnotes on page 61.

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

L. D. Earnhardt								17,431	$1,514,057
						39,515	$3,432,273
		91,367		$80.9800	6/09/29

See footnotes on page 61.

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

D. G. Salvadori								6,654	$577,966
								2,391	207,682
								22,178	1,926,381
								30,988	2,691,618
	42,479			$47.0000	02/19/25
	71,313			38.4000	02/18/26
	92,033	46,016		44.4000	02/16/27
	33,074	16,537		50.7200	07/20/27
	60,979	121,956		59.9400	02/15/28
		162,430		75.9000	02/21/29

See footnotes on page 61.

Footnotes to 2019 Outstanding Equity Awards At Fiscal Year-End table:

(1)
Except as noted, these options are fully vested.

(2)
The vesting dates of outstanding unexercisable stock options and unvested restricted stock awards at December 31, 2019 are as follows:

	Option Awards				Stock Awards(a)
Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting—Date Vested 2020	Number of Option Shares Vesting—Date Vesting 2021	Number of Option Shares Vesting—Date Vesting 2022	Number of Restricted Shares or Units	Number of Restricted Shares or Units Vesting— Date Vested 2020	Number of Restricted Shares or Units Vesting— Date Vesting 2022

M. D. White	212,876	212,876 - 2/17			30,781	(b)
	458,715	229,357 - 2/16	229,358 - 2/16		83,417	(c)
	522,272	174,090 - 2/22	174,091 - 2/22	174,091 - 2/22	99,637	(d)
R. B. Ford	50,623	50,623 - 2/17			7,320	(b)
	164,642	82,321 - 2/16	82,321 - 2/16		29,940	(c)
	240,059	80,019 - 2/22	80,020 - 2/22	80,020 - 2/22	45,797	(d)
B. B. Yoor	45,561	45,561 - 2/17			6,588	(b)
	164,642	82,321 - 2/16	82,321 - 2/16		29,940	(c)
	169,198	56,399 - 2/22	56,399 - 2/22	56,400 - 2/22	32,279	(d)
L. D. Earnhardt	91,367	30,455 - 6/10	30,456 - 6/10	30,456 - 6/10	17,431	(e)
					39,515		39,515 - 6/10
D. G. Salvadori	46,016	46,016 - 2/17			6,654	(b)
	16,537	16,537 - 7/21			2,391	(f)
	121,956	60,978 - 2/16	60,978 - 2/16		22,178	(c)
	162,430	54,143 - 2/22	54,143 - 2/22	54,144 - 2/22	30,988	(d)

(a)
The equity targets are described in the section of the proxy statement captioned, "Compensation Discussion and Analysis—Basis for Compensation Decisions."

(b)
These are restricted shares that remained outstanding and unvested on December 31, 2019, from an award made on February 17, 2017. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2019, Abbott reached its minimum return on equity target and these shares vested on February 28, 2020.

(c)
These are the restricted shares that remained outstanding and unvested on December 31, 2019, from an award made on February 16, 2018. The award has a 3-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2019, Abbott reached its minimum return on equity target and half of these shares vested on February 28, 2020.

(d)
These are the restricted shares that remained outstanding and unvested on December 31, 2019, from an award made on February 22, 2019. The award has a 3-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2019, Abbott reached its minimum return on equity target and one-third of these shares vested on February 28, 2020.

(e)
These are the restricted shares that remained outstanding and unvested on December 31, 2019, from an award made on June 10, 2019. The award has a 3-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2019, Abbott reached its minimum return on equity target and one-third of these shares will vest on June 10, 2020.

(f)
These are the restricted shares that remained outstanding and unvested on December 31, 2019, from an award made on July 21, 2017. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2019, Abbott reached its minimum return on equity target and these shares will vest on July 21, 2020.

2019 OPTION EXERCISES AND STOCK VESTED

The following table summarizes for each named officer the number of shares the officer acquired on the exercise of stock options and the number of shares the officer acquired on the vesting of stock awards in 2019:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

M. D. White	589,700	$32,016,664	118,062	$9,117,928
R. B. Ford	0	0	33,140	2,559,402
B. B. Yoor	43,763	2,089,351	29,673	2,291,646
L. D. Earnhardt	0	0	0	0
D. G. Salvadori	71,000	3,237,607	28,249	2,206,202

PENSION BENEFITS

During 2019, the named officers participated in two Abbott-sponsored defined benefit pension plans: the Abbott Laboratories Annuity Retirement Plan, a tax-qualified pension plan; and the Abbott Laboratories Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature Abbott uses to attract officers who are at the mid-point of their careers. This feature provides an additional benefit to officers who are mid-career hires that is less valuable to officers who have spent most of their careers at Abbott. Except as provided in Abbott's change in control agreements, Abbott does not have a policy granting extra years of credited service under the plans. These change in control agreements are described on pages 65 and 66.

The compensation considered in determining the pension payable to the named officers is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table on page 53.

ANNUITY RETIREMENT PLAN

The Annuity Retirement Plan covers eligible employees in the United States who are age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

A.
1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.

B.
1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less 0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

C.
1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

Final average earnings are the average of the employee's 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Annuity Retirement Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Participants hired after 2003 who terminate prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Participants hired prior to 2004 who terminate prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Participants hired prior to 2004 who terminate prior to age 50 with less than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

The Annuity Retirement Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

Participants who retire from Abbott prior to their normal retirement age may receive subsidized early retirement benefits. Participants hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Participants hired prior to 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. As of December 31, 2019, Messrs. White and Yoor were eligible for early retirement benefits under the plan.

The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

  •
  In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

  •
  Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

SUPPLEMENTAL PENSION PLAN

With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Annuity Retirement Plan:

  •
  Officers' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under Abbott's non-equity incentive plans.

  •
  The Annuity Retirement Plan does not include amounts deferred or payments received under the Abbott Laboratories Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election as an officer, Abbott officers are no longer eligible to defer compensation under the Deferred Compensation Plan.

  •
  In addition to the benefits outlined above for the Annuity Retirement Plan, participating officers are eligible for a benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Annuity Retirement Plan under that plan's benefit formulas (A, B, and C above). The portion of this additional officer benefit attributable to service prior to 2004 is reduced 3 percent per year for each year that payments are made before the plan's unreduced retirement age. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before the plan's unreduced retirement age if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

  •
  The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Annuity Retirement Plan. The benefits provided to Abbott's officers under the Supplemental Pension Plan are reduced from the plan's unreduced retirement age, unless the benefit is being actuarially reduced from age 65. As of December 31, 2019, Messrs. White and Yoor were eligible for early retirement benefits under the plan.

  •
  Vested plan benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the officer. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those officers who were elected prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Officers elected after 2008 may only have the vested plan benefits that accrue following the calendar year in which the officer is first elected funded through a grantor trust. Vested plan benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income.

Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Annuity Retirement Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an officer's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in Abbott paying the officer's Supplemental Pension Plan benefits to the extent assets held in the officer's trust are insufficient.

2019 PENSION BENEFITS

Name	Plan Name	Number Of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

M. D. White	Abbott Laboratories Annuity Retirement Plan	35	$1,683,301	$0
	Abbott Laboratories Supplemental Pension Plan	35	38,777,529	2,416,939	(2)
R. B. Ford	Abbott Laboratories Annuity Retirement Plan	23	539,603	0
	Abbott Laboratories Supplemental Pension Plan	23	4,125,253	212,001	(2)
B. B. Yoor	Abbott Laboratories Annuity Retirement Plan	22	597,157	0
	Abbott Laboratories Supplemental Pension Plan	22	4,048,215	233,883	(2)
L. D. Earnhardt	Abbott Laboratories Annuity Retirement Plan	1	25,037	0
	Abbott Laboratories Supplemental Pension Plan	1	158,642	0	(2)
D. G. Salvadori	Abbott Laboratories Annuity Retirement Plan	5	98,291	0
	Abbott Laboratories Supplemental Pension Plan	5	682,513	0	(2)

(1)
Abbott calculates these present values using: (i) a 3.5% discount rate for the Annuity Retirement Plan and a 3.4% discount rate for the Supplemental Pension Plan, the same effective discount rates it uses for Financial Accounting Standards Board ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan's unreduced retirement age. The present values shown in the table reflect post-retirement mortality, based on the Financial Accounting Standards Board ASC Topic 715 assumption (the Pri-2012 Healthy Annuitant table with projected mortality improvements), but do not include a factor for pre-retirement termination, mortality, or disability.

(2)
Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, were distributed to the participants' individual grantor trusts and included in the participants' income. Amounts held in the officer's individual trust are expected to offset Abbott's obligations to the officer under the plan. During 2019, the amounts shown, less applicable tax withholdings, were deposited in such individual trusts established by the named officers. Grantor trusts are described in greater detail in the section of the proxy statement captioned, "Compensation Discussion and Analysis—Benefits and Perquisites."

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION—GENERALLY

Abbott does not have employment agreements with its named officers.

The following summarizes the payments that the named officers would have received if their employment had terminated on December 31, 2019. Earnings would have continued to be paid to the named officer's Performance Incentive Plan, Management Incentive Plan, and Supplemental 401(k) Plan grantor trusts, until the trust assets were fully distributed. The amount of these payments would depend on the period over which the trusts' assets were distributed and the trusts' earnings. If the trusts' assets were distributed over a ten-year period and based on current earnings, the named officers would receive the following average annual payments over such ten-year period:

  •
  M. D. White, $1,903,759

  •
  R. B. Ford, $199,573

  •
  B. B. Yoor, $95,729

  •
  L. D. Earnhardt, $18,204

  •
  D. G. Salvadori, $14,111

In addition, the following one-time deposits would have been made under the Abbott Laboratories Supplemental Pension Plan for the following named officers:

  •
  R. B. Ford, $459,446

  •
  B. B. Yoor, $1,419,794

  •
  D. G. Salvadori, $154,989

If the termination of employment was due to disability, then the following named officers also would have received, in addition to Abbott's standard disability benefits, a monthly long-term disability benefit in the amount of:

  •
  M. D. White, $220,281

  •
  R. B. Ford, $78,125

  •
  B. B. Yoor, $55,690

  •
  L. D. Earnhardt, $45,520

  •
  D. G. Salvadori, $45,170

This long-term disability benefit would continue for up to 24 months following termination of employment. It ends if the officer retires, recovers, dies, or ceases to meet eligibility criteria.

In addition, if the employment of these named officers had terminated due to death or disability, the officer's unvested stock options and restricted shares would have vested on December 31, 2019 with values as set forth below in the section captioned, "Equity Awards."

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

Mr. White does not have a change in control agreement with Abbott.

Abbott has change in control arrangements with other key members of its management team, in the form of change in control agreements for Abbott officers and a change in control plan for certain other management personnel. The agreements with Mr. Ford, Mr. Yoor, Ms. Earnhardt, and Mr. Salvadori are described below.

Each change in control agreement continues in effect until December 31, 2020, and can be renewed for successive two-year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

The agreements provide that if the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason (see below) within two years following a change in control of Abbott, the officer is entitled to receive a lump sum payment equal to three times the officer's annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years, or in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason during a potential change in control (see below), the officer is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the officer is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Section 409A of the Internal Revenue Code), the officer will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the officer's target bonus or the average bonus paid to the officer in the preceding three years. Bonus payments include payments made under the Performance Incentive Plan. The officer will also receive up to three years of additional employee benefits (including welfare benefits, outplacement services and tax and financial counseling, and the value of three more years of pension accruals).

If change in control-related payments and benefits become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the executive in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under Abbott's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term.

For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of Abbott securities representing a specified percentage of the outstanding voting power (not including an acquisition directly from Abbott and its affiliates); a change in the majority of the members of the Board of Directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving Abbott. A "potential change in control" under the agreements includes, among other things, Abbott's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the executive's position, duties, or authority; Abbott's failure to pay the executive's compensation or a reduction in the executive's base pay or benefits; or the relocation of Abbott's principal executive offices to a location that is more than thirty-five miles from the location of the offices at the time of the change in control.

If a change in control had occurred on December 31, 2019 immediately followed by one of the covered circumstances described above, Mr. Ford, Mr. Yoor, Ms. Earnhardt, and Mr. Salvadori would have been entitled to receive the following payments and benefits under the change in control agreements:

Name	Cash termination payments	Additional Supplemental Pension Plan benefits	Welfare and fringe benefits

R. B. Ford	$8,312,500	$818,330	$70,570
B. B. Yoor	6,435,050	1,742,950	70,181
L. D. Earnhardt	5,489,900	237,835	69,916
D. G. Salvadori	5,482,900	149,410	69,916

EQUITY AWARDS

Under Abbott Laboratories' Incentive Stock Programs, upon a change in control, the surviving company may assume, convert, or replace awards to executive officers on an equivalent basis. If the surviving company does not do so, then the awards vest. If the surviving company does assume, convert, or replace the awards on an equivalent basis, then the awards vest if the officer's employment is terminated without cause or the officer resigns for good reason during the period six months prior to and through two years after a change in control. The term "good reason" has the same definition as in the change of control agreements.

If a change in control had occurred on December 31, 2019, and the surviving company did not assume, convert, or replace the awards, then Mr. Ford, Mr. Yoor, Ms. Earnhardt, and Mr. Salvadori would have vested in the following options, restricted shares, and restricted stock units:

	Unvested Stock Options		Restricted Shares/Units
Name	Number of Option Shares	Value of Option Shares	Number of Restricted Shares/Units	Value of Restricted Shares/Units

M. D. White	1,193,863	$27,111,424	213,835	$18,573,709
R. B. Ford	455,324	9,212,663	83,057	7,214,330
B. B. Yoor	379,401	8,221,093	68,807	5,976,576
L. D. Earnhardt	91,367	537,238	56,946	4,946,330
D. G. Salvadori	346,939	7,614,775	62,211	5,403,647

The value of stock options shown is based on the excess of the closing price of a common share on December 31, 2019 over the exercise price of such options, multiplied by the number of unvested stock options held by the named officer. The value of restricted shares shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2019 and the closing price of a common share on December 31, 2019.

CEO PAY RATIO

In 2019, we compared CEO pay to that of the median employee previously identified in 2017 using the methodology described in our 2018 proxy statement. Abbott does not believe there have been changes in Abbott's employee population or employee compensation arrangements in 2019 that would significantly impact our median employee.

We collected the 2019 annual total compensation for the median employee using the same methodology we use for our named executive officers as disclosed in the Summary Compensation Table on page 53 and then added the cost of medical and dental benefits ($12,674) in the calculation of annual total compensation for the median employee and CEO.

The annual total compensation of our median employee was $84,434, resulting in a ratio of 329:1.

The above ratio and annual total compensation amount are reasonable estimates that have been calculated using methodologies and assumptions permitted by Securities and Exchange Commission rules.

RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS
(ITEM 2 ON PROXY CARD)

Abbott's By-Laws provide that the Audit Committee shall appoint annually a firm of independent registered public accountants to serve as auditors. In October 2019, the Audit Committee appointed Ernst & Young LLP to act as auditors for 2020. Ernst & Young LLP has served as Abbott's auditors since 2014.

Although the Audit Committee has sole authority to appoint auditors, it would like to know the opinion of the shareholders regarding its appointment of Ernst & Young LLP as auditors for 2020. For this reason, shareholders are being asked to ratify this appointment. If the shareholders do not ratify the appointment of Ernst & Young LLP as auditors for 2020, the Audit Committee will take that fact into consideration, but may, nevertheless, continue to retain Ernst & Young LLP.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as auditors for 2020.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

AUDIT FEES AND NON-AUDIT FEES

The following table presents fees for professional audit services by Ernst & Young LLP for the audit of Abbott's annual financial statements for the years ended December 31, 2019 and December 31, 2018 and fees billed for other services rendered by Ernst & Young during these periods.

	2019	2018

Audit fees:(1)	$23,960,000	$25,381,000
Audit related fees:(2)	1,029,000	770,000
Tax fees:(3)	6,668,000	8,905,000
All other fees:(4)	149,000	8,000

Total	$31,806,000	$35,064,000

(1)
Audit fees include amounts billed or to be billed for professional services rendered for the audit of Abbott's annual financial statements, the review of Abbott's financial statements included in Abbott's quarterly reports, and the audits of Abbott's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: accounting consultations and audits in connection with proposed acquisitions and divestitures, and audits of certain employee benefit plans' financial statements.

(3)
Tax fees consist principally of professional services rendered for tax compliance and tax planning and advice including assistance with tax audits and appeals, and tax advice related to mergers and acquisitions.

(4)
All other fees include regulatory and technical education services. All other fees in 2019 also include fees related to a required compliance assessment associated with Abbott's hosting of certain health data.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT AUDITOR

The Audit Committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the independent auditor and its related affiliates.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for Abbott's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee reviews these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2019 Annual Report on Form 10-K with Abbott's management and its independent registered public accounting firm.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The Audit Committee has also considered whether the provision of the services described on page 68 under the caption "Audit Fees and Non-Audit Fees" is compatible with maintaining the independence of the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Abbott's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission.

Audit Committee

E. M. Liddy, Chair
R. S. Austin
M. A. Kumbier
N. McKinstry
S. C. Scott III
G. F. Tilton

SAY ON PAY—AN ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION (ITEM 3 ON PROXY CARD)

Shareholders are being asked to approve the compensation of Abbott's named officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables, and related material included in this proxy statement.

Abbott's three-year total shareholder return (TSR) of 139.5% is more than twice that of the peer group median and the broader Standard & Poor's 500 (S&P 500) and Dow Jones Industrial Average (DJIA) market indices. These consistent above-market returns are driven by the strength of our leadership positions in some of the largest and fastest growing markets in healthcare and innovative product portfolios across our businesses.

Abbott delivered strong returns for shareholders in 2019 and achieved or exceeded the financial targets set at the beginning of last year. Abbott's one-year TSR was 22.1%, delivering significant shareholder returns on top of the strong one-year TSR of 29% in 2018, which ranked #1 in our peer group.

Primary performance metric for long-term incentive program

Our compensation program is market-based and produces outcomes that directly link to both Company and officer performance. The vast majority of compensation for our executive officers is performance-based and objectively determined. Long Term Incentives (LTI), which comprise the largest percentage of compensation for our executive officers, are directly linked to shareholder returns. Our annual incentive plan links officer compensation to the metrics which ensure financial success for the short-term and position the Company for growth in the future as well.

The Compensation Committee, with the counsel of its independent consultant, concluded that the compensation reported herein was earned and appropriate. The specific details of the executive compensation program and compensation paid to the named executive officers are described on pages 30 through 50 of this proxy statement.

While this vote is advisory and non-binding, the Board of Directors and Compensation Committee value the opinion of the shareholders and will review the voting results and take into account the results and our ongoing dialogue with shareholders when future compensation decisions are made.

Accordingly, the Board of Directors recommends that you vote FOR the approval of the named officers' compensation.

SHAREHOLDER PROPOSALS

INTRODUCTION

Four shareholder proposals have been received and will be voted upon at the annual meeting only if properly presented by or on behalf of the proponent. Abbott is advised that the proposals will be presented for action at the Annual Meeting. The proposed resolutions and the statements made in support thereof, as well as the Board of Directors' statements in opposition to the proposals, are presented on the following pages.

The Board of Directors recommends that you vote AGAINST the proposals.

THE PROPOSALS

Shareholder Proposal on Lobbying Disclosure
(Item 4 on Proxy Card)

The Unitarian Universalist Association, 24 Farnsworth Street, Boston, Massachusetts 02210-1409, has informed Abbott that it intends to present the following proposal at the Annual Meeting and that it owns 3,083 Abbott common shares.

PROPONENT'S STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL

Whereas, we believe in full disclosure of Abbott Laboratories' ("Abbott") direct and indirect lobbying activities and expenditures to assess whether Abbott's lobbying is consistent with its expressed goals and in the best interests of stockholders.

Resolved, the stockholders of Abbott request the preparation of a report, updated annually, disclosing:

  1.
  Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

  2.
  Payments by Abbott used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

  3.
  Abbott's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

  4.
  Description of management's decision-making process and the Board's oversight for making payments described in section 2 above.

For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by trade association or other organization of which Abbott is a member.

Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state and federal levels.

The report shall be presented to the Public Policy Committee and posted on Abbott's website.

Supporting Statement

We encourage transparency in Abbott's use of funds to lobby. Abbott spent $32,730,000 from 2010 – 2018 on federal lobbying. This figure does not include lobbying expenditures to influence legislation in states, where Abbott also lobbies in 37 states1 but disclosure is uneven or absent. For example, Abbott spent $822,611 on lobbying in California from 2010 – 2018. Abbott was one of the top three lobbying medical device companies for the previous five years,2 and Abbott's lobbying on infant formula has attracted media scrutiny.3

Abbott sits on the board of the Chamber of Commerce, which has spent over $1.5 billion on lobbying since 1998, and also belongs to the Business Roundtable (BRT) and National Association of Manufacturers (NAM), which together spent over $68 million on lobbying for 2017 and 2018. Both the BRT and NAM are lobbying restrict the ability of shareholders to file resolutions. Abbott does not disclose its payments to trade associations or the amounts used for lobbying.

We are concerned that Abbott's lack of lobbying disclosure presents significant reputational risk when its lobbying contradicts company public positions. For example, Abbott believes in addressing climate change, yet the Chamber undermined the Paris climate accord. And Abbott supports good health, yet the Chamber has worked to block global antismoking laws. We believe the reputational damage stemming from this misalignment between general policy positions and actual direct and indirect lobbying efforts harms long-term value creation by Abbott. Thus, we urge Abbott to expand its lobbying disclosure.

1
https://publicintegrity.org/federal-politics/state-politics/here-are-the-interests-lobbying-in-every-statehouse/

2
https://www.nbcnews.com/health/health-care/medical-device-makers-spend-millions-lobbying-loosen-regs-d-c-n940351

3
https://maplight.org/story/infant-formula-makers-sweetened-mothers-milk-of-politics-with-60-million-in-lobbying-funds/

Board of Directors' Statement in Opposition to the Shareholder Proposal on Lobbying Disclosure

(Item 4 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

In 2012, 2013, and 2014, a shareholder submitted this same proposal, which calls for various disclosures in an annual report in connection with Abbott's lobbying activities. Abbott was then and still is transparent about its lobbying activities, disclosing its policies and procedures, lobbying activity, and trade-association memberships on Abbott's website or through other public means. Preparing and maintaining the report the shareholder called for then would have added cost and effort but not increased shareholder value. Thus, each year, Abbott's shareholders overwhelmingly rejected this proposal. In fact, the last time this proposal was included in the annual meeting agenda, in 2014, only about 6% of Abbott's outstanding shares supported it.

Abbott has been no less transparent since 2014. Indeed, recently, Abbott's political disclosure and accountability policies and practices have been recognized as top tier among S&P 500 companies.1 The Board believes Abbott's disclosures about its lobbying activities are transparent and informative, and responsive to the proposal. Consider the categories of disclosure called for by this proposal:

  •
  Policies and Procedures Governing Lobbying. The shareholder requests that Abbott prepare an annual report on its policies and procedures governing lobbying. Abbott already provides this information year-round on its website. Abbott also discloses the key principles that guide its participation in political and advocacy activities, the decisionmaking process, and Board oversight of those activities on its website and annually in Abbott's Global Sustainability Report.

  •
  Payments Used for Lobbying. The shareholder seeks an annual report on Abbott's lobbying payments. In compliance with the Lobbying Disclosure Act, Abbott files a quarterly report that discloses Abbott's total federal lobbying expenditures (paid directly and through trade associations), the name of any legislation or its subject that was the topic of communication, the individuals who lobbied on behalf of Abbott, and the legislative body or executive branch contacted. That report can be found on the U.S. Senate Office of Public Records website or the U.S. House of Representatives Office of the Clerk website. Similarly, any indirect contribution (e.g., payments for events honoring covered elected officials), is disclosed as part of mandatory filings available on the Senate's and House's website. Payments Abbott makes for outside lobbying services are disclosed by the outside firms as well, and are also available and searchable in the lobbying disclosure website of both the House of Representatives and the Senate. Regarding state activity, in states where Abbott has a registered lobbyist, reports are filed consistent with state law and are publicly available at the appropriate state agency or on the state's public website. Abbott does not currently make direct expenditures toward grassroots lobbying communications to the general public.

  •
  Decisionmaking and Oversight for Lobbying-Related Payments. The shareholder also seeks an annual report on Abbott's decisionmaking and oversight process for those payments. This information, too, is already available to Abbott's shareholders. As described on Abbott's website, its Government Affairs office is responsible for advocacy activities with Congress, the federal government, and at the state level. These activities are managed by the Vice President of U.S. Government Affairs who makes the decision regarding advocacy activities, in consultation with senior management of relevant business units. He then reports to senior management and annually to the Board's Public Policy Committee.

  •
  Tax-Exempt, Lobbying Organizations. Last, the shareholder seeks disclosure about Abbott's membership in organizations that may conduct lobbying activities. Abbott is a member of various U.S. trade organizations that engage in lobbying and other political activity to champion and protect Abbott, our industry, and the people who rely on our products to achieve good health. For years, Abbott's website has listed the trade organizations to which Abbott pays dues of $50,000 or more. And, every year, the Board's Public Policy Committee reviews a report of Abbott's major trade association memberships, the amount of dues, and the amount used for lobbying.

Abbott already discloses the information the shareholder seeks. Rehashing existing disclosures would needlessly waste corporate resources and would not be in the best interests of Abbott or its shareholders.

The Board of Directors recommends that you vote AGAINST the proposal.

1
Center for Political Accountability and the Zicklin Center for Business Ethics Research at the Wharton School of the University, "The 2019 CPA-Zicklin Index of Corporate Political Disclosure and Accountability," pg. 41 https://politicalaccountability.net/hifi/files/2019-CPA-Zicklin-Index-Report.pdf.

Shareholder Proposal on Non-GAAP Financial Performance Metrics Disclosure
(Item 5 on Proxy Card)

The Vermont Pension Investment Committee, 109 State Street, Montpelier, Vermont 05609-6200, has informed Abbott that it intends to present the following proposal at the Annual Meeting and that it owns 4,480 Abbott common shares.

PROPONENT'S STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL

RESOLVED, that shareholders of Abbott Laboratories (the "Company") urge the Board of Directors (the "Board") to adopt a policy that when the Company adjusts or modifies any generally accepted accounting principles ("GAAP") financial performance metric for determining senior executive compensation, the Compensation Committee's Compensation Discussion and Analysis shall include a specific explanation of the Compensation Committee's rationale for each adjustment and a reconciliation of the adjusted metrics to GAAP.

SUPPORTING STATEMENT:

Our Company selects several metrics to assess senior executive performance for purposes of determining incentive compensation. On page 33 of the 2019 Proxy Statement, the Company detailed the metrics used for the annual incentive plan that are intended align the incentives of executives with shareholders: Sales; diluted EPS; Return on Assets; and Operating Cash Flow. However, three-fourths of these metrics used an adjusted version of GAAP metrics.

The Company's 2018 diluted EPS calculated under GAAP yielded a result of $1.31, as reported on page 22 of the Company's 2019 Form 10-K. However, the 2019 Proxy Statement presents an adjusted diluted EPS metric that yielded a result of $2.88. The target goal was $2.85 and since the adjusted result exceeded the goal, the CEO received an above target payout.

Similarly, on the Sales metric, the GAAP calculation yielded a result of $30.6 billion according to page 22 of 2019 Form 10-K. However, the 2019 Proxy Statement presents an Adjusted Sales result of $31.2 billion. The target goal for this metric was $30.97 billion and since the adjusted result exceeded the goal, the chief executive received above target payout.

These two metrics account for 50% of the Company's weighting for the annual incentive plan that provided the CEO with an award of $4,779,688 in 2018. We are concerned that the use of GAAP-adjusted metrics may inflate senior executive compensation by overstating the Company's financial performance as measured by GAAP. In our view, the Compensation Committee should provide a specific explanation for why these adjustments were made.

We believe that the Company's explanation on page 33 of 2019 Proxy Statement for using GAAP-adjusted metrics for executive pay was vague and unsatisfactory. The Company stated that "Officer financial goals are based on adjusted measures that the Committee believes more accurately reflect the results of our ongoing operations and are determined based on the expected market growth of the businesses and markets in which we compete."

Many investors believe that companies should do a better job disclosing the purpose of using adjusted-GAAP metrics for executive compensation. For example, the Council of Institutional Investors has petitioned the SEC to address this lack of transparency. The petition seeks "...a requirement for clear explanations and GAAP reconciliations that would permit a shareholder to understand the company's approach and factor that into its say-on-pay vote and/or buy/sell decision" (https://www.sec.gov/rules/petitions/2019/petn4-745.pdf).

For these reasons, we urge a vote FOR this resolution.

Board of Directors' Statement in Opposition to the Shareholder Proposal on
Non-GAAP Financial Performance Metrics Disclosure

(Item 5 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

Abbott's executive compensation program is designed to evaluate and reward management performance. Abbott's compensation program is intended to focus executives on actions that create value today while building for sustainable future success. To that end, the program has both a long- and short-term component. The long-term component includes an award of stock options and performance restricted shares tied to several metrics designed to capture more durable results: 3-year performance relative to sales, margin, and strategic contribution; total shareholder return; and return on equity. The short-term component is an annual payout based on metrics designed to capture performance for that year: sales, diluted earnings per share (EPS), return on assets, and free cash flow. As explained in this and prior proxy statements, in setting targets and evaluating short-term performance, the Compensation Committee excludes categories of gains or losses that would distort the picture of management's performance. That is, the Committee excludes both positive and negative unusual or unpredictable events and circumstances, as well as those largely not within management's control (e.g., the impact of foreign exchange rate changes on sales, U.S. tax reform). These exclusions result in some short-term performance metrics being non-GAAP financial metrics. This approach is consistent with what Abbott uses when announcing its quarterly financial results as well as what is used by other publicly traded companies. Non-GAAP measures are used to assist investors in understanding the companies' underlying performance.

Abbott is and has been transparent about the way in which it sets its targets and measures executives' short-term performance. The use of non-GAAP financial metrics when evaluating performance is consistent with the way many S&P 500 companies' report on management's performance for purposes of determining compensation. Non-GAAP financial metrics are intended to eliminate "noise" that would distort an annual or short-term picture, ultimately providing more transparency into core performance for each year. Every quarter when Abbott releases its earnings, Abbott provides investors with what Abbott believes more accurately captures performance for that quarter—e.g., adjusted sales and adjusted diluted EPS—alongside with a reconciliation to the corresponding GAAP financial metrics. Thus, contrary to the proponent's claim, investors are already aware of the manner in which adjusted EPS relates to GAAP EPS. Inclusion of additional reconciliations in the proxy statement is unnecessary.

Moreover, Abbott's proxy disclosure around executive compensation is robust. Each year, Abbott specifically describes its executive compensation program in detail—including the short-term and long-term components. And the proxy statement (pg. 36) describes why the Compensation Committee has chosen to use adjusted metrics rather than GAAP metrics as part of Abbott's compensation philosophy. Abbott is likewise transparent with adjustments to any metrics and the reasons for those adjustments when assessing performance. Preparing a reconciliation that neither increases shareholder value nor adds to shareholder understanding wastes corporate time and resources. In particular, for some officers, creating a reconciliation for adjusted divisional metrics would require significant time and effort while potentially compromising sensitive information regarding Abbott's operations, strategies, or initiatives.

Abbott's shareholders overwhelmingly approve of Abbott's compensation structure, including the way in which performance targets are set and measured. In past years, Abbott enhanced its disclosures around management compensation to address specific shareholder feedback. We consistently engage with shareholders representing approximately 65% of Abbott's outstanding shares. Feedback received in those discussions, some of which included the Chair of the Compensation Committee, indicated that overall, shareholders viewed Abbott's compensation program favorably. In fact, last year, approximately 94% of Abbott's shares voted were in favor of Abbott's executive compensation program.

The Board of Directors recommends that you vote AGAINST the proposal.

Shareholder Proposal on Shareholder Voting on By-law Amendments
(Item 6 on Proxy Card)

Mr. Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, New York 11021, has informed Abbott that he intends to present the following proposal at the Annual Meeting and that he owns no less than 500 Abbott common shares.

PROPONENT'S STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL

Proposal 6—Let Shareholders Vote on Bylaw Amendments

Shareholders request that the Board of Directors amend the bylaws to require that any amendment to bylaws that is approved by the board shall be subject to a non-binding shareholder vote as soon as practical unless such amendment is already subject to a binding shareholder vote.

It is important that bylaw amendments take into consideration the impact that such amendments can have on limiting the rights of shareholders and/or on reducing the accountability of directors and managers. For example, Directors could adopt a narrowly crafted exclusive forum bylaw to suit the unique circumstances facing our directors.

A proxy advisor recently adopted a policy to vote against directors who unilaterally adopt bylaw provisions or amendments to the articles of incorporation that materially diminish shareholder rights.

Our directors could be neutral on this proposal to obtain feedback from shareholders without interference. If our directors are opposed to this form of shareholder engagement then it would be useful for our directors to give recent examples of companies whose directors took the initiative and adopted bylaws that primarily benefitted shareholders. A shareholder vote is the best form of shareholder engagement because every shareholder has an opportunity to be heard.

Please vote yes:
 Let Shareholders Vote on Bylaw Amendments—Proposal 6

Board of Directors' Statement in Opposition to the Shareholder Proposal on
Shareholder Voting on By-law Amendments

(Item 6 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

Abbott's governance structure ensures efficient use of corporate time and resources. Abbott's governing documents empower its Board with the ability to amend Abbott's By-Laws. Nearly all large publicly traded companies empower their boards in this way for good reason. By-laws typically govern the company's operating rules for more administrative actions—e.g., the time and place for Abbott's Annual Meeting, the number and tenure of Board members, as just a few examples. Indeed, the last few times the Board did amend Abbott's By-Laws, it did so for purposes of board refreshment. Other key matters, such as a merger or amending Abbott's Articles of Incorporation, are reserved for shareholder vote. Developing, filing, and mailing proxy materials and devoting management and Board time to arrange shareholder vote—even the non-binding, advisory vote the proposal calls for here—on every By-Law amendment is an ineffective use of time and resources.

Abbott's governance structure and shareholder engagement already enable shareholders to voice their view on any amendment to Abbott's By-Laws. If Abbott shareholders are displeased with any change to the Company's By-Laws, then shareholders can undo that change by repealing that By-Law or adopting one of their own. And shareholders can hold the Board accountable through the annual director-election process. Indeed, the last few times the Board amended Abbott's By-Laws to add new directors, shareholders voted on those very directors at the subsequent Annual Meeting. As the proponent has done here, shareholders can also file an annual shareholder proposal to recommend governance changes to the Board and obtain the view of fellow shareholders.

Additionally, throughout the year, Abbott management, Abbott's Lead Independent Director, and other members of Abbott's Board are available to hear from Abbott's major shareholders on their concerns. As mentioned earlier in this proxy, Abbott routinely seeks investor input on corporate governance and other matters and this year engaged with shareholders representing 65% of Abbott's outstanding shares.

Ultimately, the shareholder's generic proposal provides no benefit to Abbott's shareholders and, if implemented, would create unnecessary administrative waste and expense. This proposal fails to identify any problem with Abbott's governance or shareholder engagement, apart from imagining a future scenario in which Abbott's Board might amend a By-Law that might operate in some unspecified manner to the detriment of a shareholder who chooses to sue the company. This hypothetical is offset by the very real time and cost this proposal would impose on Abbott and its shareholders if implemented. The proposal would require a non-binding vote on any By-Law amendment "as soon as practical," which could entail organizing and soliciting proxies for a special meeting for an advisory vote. A shareholder meeting for a non-binding vote any time a By-Law is amended transforms the otherwise nimble By-Law-amendment process into an expensive, time-consuming affair.

The Board of Directors recommends that you vote AGAINST the proposal.

Shareholder Proposal on Simple Majority Vote
(Item 7 on Proxy Card)

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has informed Abbott that he intends to present the following proposal at the Annual Meeting and that he owns no fewer than 50 Abbott common shares.

PROPONENT'S STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL

Proposal 7—Simple Majority Vote

RESOLVED, Shareholders request that our board take each step necessary so that each provision in the governing documents of the company requiring a two-thirds vote of outstanding shares under Illinois Business Corporation Act is replaced by a majority vote of outstanding shares. This proposal shall apply only to the two-thirds vote provisions under Illinois Business Corporation Act that can be replaced by a majority vote of outstanding shares.

Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGaw-Hill and Macy's. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice. The proponents of these proposals included Ray T. Chevedden and William Steiner. This proposal topic also received overwhelming 99%-support at the 2019 Fortive annual meeting.

Currently a 1%-minority can frustrate the will of our 66%-shareholder majority in an election with 67% of shares casting ballots. In other words a 1%-minority could have the power to prevent shareholders from improving the governance of our company. This can be particularly important during periods of management underperformance and/or an economic downturn. Currently the role of shareholders is downsized because management can simply say out-to-lunch in response to an overwhelming 66%-vote of shareholders.

Please vote yes:
 Simple Majority Vote—Proposal 7

Board of Directors' Statement in Opposition to the Shareholder Proposal on Simple Majority Vote

(Item 7 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

The shareholder proposal is not designed to address any issue specific to Abbott, nor does it identify any concrete benefit that Abbott's shareholders could derive if the Board were to implement it. Rather, this proponent has recycled this proposal from company to company over the years, changing only the company name. Abbott's Restated Articles of Incorporation and its By-Laws do not even contain any supermajority voting provisions to be "replaced."

Supermajority voting is imposed by default under the Illinois Business Corporation Act of 1983 to a narrow set of key matters (e.g., a merger, a sale of substantially all of Abbott's assets, a voluntary dissolution, and amendment to Abbott's Articles of Incorporation). Although these matters were never included in Abbott's governing documents, the Board believes this limited set of matters should depend on a broad consensus of Abbott's shareholders, and thus, a supermajority vote in these few settings is appropriate. All other matters put to shareholders, including ratification of compensation programs, are decided through a simple majority vote.

In the limited set of matters where supermajority voting does apply, it properly balances the need to afford Abbott shareholders a voice in corporate matters while protecting Abbott shareholders as a whole. Abbott's Board—whose directors are elected annually by a simple majority vote and 12 out of 14 of whom are independent under the New York Stock Exchange listing standards—has fiduciary duties to act in the best interests of all shareholders as a whole. But a group of activist shareholders has no such fiduciary duties and may act in their own short-term self-interests. The statutory supermajority voting standards are critical to safeguarding the long-term interests of Abbott and its shareholders.

The Illinois legislature recognized that requiring supermajority voting for a narrow set of extraordinary matters ensures that small shareholders have a voice in decisions that fundamentally affect their investment. Abbott's Board believes the same.

The Board of Directors recommends that you vote AGAINST the proposal.

APPROVAL PROCESS FOR RELATED PERSON TRANSACTIONS

It is Abbott's policy that the Nominations and Governance Committee review, approve, or ratify any transaction in which Abbott participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the Nominations and Governance Committee pursuant to this policy are identified in:

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  Questionnaires annually distributed to Abbott's directors and officers,

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  Certifications submitted annually by Abbott officers related to their compliance with Abbott's Code of Business Conduct, or

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  Communications made directly by the related person to the Chief Financial Officer or General Counsel.

In determining whether to approve or ratify a related person transaction, the Nominations and Governance Committee will consider the following items, among others:

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  The related person's relationship to Abbott and interest in the transaction,

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  The material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved,

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  The benefits to Abbott of the transaction,

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  If applicable, the availability of other sources of comparable products or services,

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  An assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally,

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  Whether a transaction has the potential to impair director independence, and

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  Whether the transaction constitutes a conflict of interest.

This process is included in the Nominations and Governance Committee's written charter, which is available in the corporate governance section of Abbott's investor relations website (www.abbottinvestor.com). The spouse of one of our executive officers, Jaime Contreras, and the son of one of our executive officers, Roger Bird, are employed by Abbott. During 2019, their respective total compensation exceeded the foregoing threshold.

ADDITIONAL INFORMATION

INFORMATION CONCERNING SECURITY OWNERSHIP

The table below reports the number of common shares beneficially owned as of December 31, 2019 by BlackRock, Inc., Capital Research Global Investors, and The Vanguard Group (directly or through their subsidiaries), the only persons known to Abbott to beneficially own more than 5% of Abbott's outstanding common shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	124,728,602	7.1%

Capital Research Global Investors(2) 333 South Hope Street Los Angeles, CA 90071	113,689,293	6.5%

The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	151,783,436	8.6%

(1)
The information shown was provided by BlackRock, Inc. in a Schedule 13G/A it filed with the Securities and Exchange Commission on February 5, 2020. BlackRock reported that it has sole voting power over 109,245,728 of these shares and sole dispositive power over all of these shares.

(2)
The information shown was provided by Capital Research Global Investors in a Schedule 13G it filed with the Securities and Exchange Commission on February 14, 2020. Capital Research reported that it has sole voting power over 113,687,058 of these shares and sole dispositive power over all of these shares.

(3)
The information shown was provided by The Vanguard Group in a Schedule 13G/A it filed with the Securities and Exchange Commission on February 12, 2020. Vanguard reported that it has sole voting power over 2,664,479 of these shares and sole dispositive power over 148,783,982 of these shares.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING PROXY STATEMENT

Shareholder proposals for presentation at the 2021 Annual Meeting must be received by Abbott no later than November 13, 2020 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2021 meeting.

PROCEDURE FOR RECOMMENDATION AND NOMINATION OF DIRECTORS AND TRANSACTION OF BUSINESS AT ANNUAL MEETING

Proxy Access:    A shareholder, or a group of up to 20 shareholders, owning continuously for at least three years Abbott common shares representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, may nominate and have included in Abbott's proxy materials director nominees constituting up to 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements in Abbott's By-Laws.

Nominating shareholders are permitted to include in Abbott's proxy statement a 500-word statement in support of their nominee(s). Abbott may omit any information or statement that it, in good faith, believes is materially false or misleading, omits to state a material fact, or would violate any applicable law or regulation.

Other Nominations of Directors or Proposals to Transact Business:    A shareholder may also recommend persons as potential nominees for director by submitting the names of such persons in writing to the Chair of the Nominations and Governance Committee or the Secretary of Abbott. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve. A nominee who is recommended by a shareholder following these procedures will receive the same consideration as other comparably qualified nominees.

A shareholder entitled to vote for the election of directors at an Annual Meeting and who is a shareholder of record on:

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  the record date for that Annual Meeting,

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  the date the shareholder provides timely notice to Abbott, and

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  the date of the Annual Meeting

may directly nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the Secretary of Abbott.

Notice Requirements:    The notice submitted by a shareholder must include certain information required by Article II of Abbott's By-Laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed director nominee.

For each matter the shareholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, any material interest of the shareholder in such business and certain other information specified in the By-Laws. In addition, in the case of a director nomination, including through proxy access, the notice must include a completed and signed questionnaire, representation and agreement of the nominee addressing matters specified in the By-Laws.

To be timely, written notice either to directly nominate persons for director, including through proxy access, or to bring business properly before the Annual Meeting must be received at Abbott's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is not within twenty-five days before or after such anniversary date, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or made public in a press release or in a filing with the Securities and Exchange Commission, whichever occurs first. To be timely for the 2021 Annual Meeting, this written notice must be received by Abbott no later than January 24, 2021.

In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for the Annual Meeting and as of the date that is ten business days prior to the meeting. Any such update or supplement must be delivered to the Secretary of Abbott at Abbott's principal executive offices not more than five business days after the record date for the Annual Meeting, and not less than eight business days before the date of the Annual Meeting in the case of any update or supplement required to be made as of ten business days prior to the Annual Meeting.

GENERAL

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to vote their shares. Most of Abbott's shareholders may vote their shares by telephone or the Internet. Shareholders who wish to vote by mail should sign and return their proxy card in the enclosed business reply envelope. Shareholders who vote by telephone or the Internet do not need to return their proxy card.

The Annual Meeting will be held at Abbott's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. A shareholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before April 17, 2020. An admission card admits only one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the Board of Directors.

HUBERT L. ALLEN
 Secretary

EXHIBIT A

DIRECTOR INDEPENDENCE STANDARD

No director qualifies as "independent" unless the board affirmatively determines that the director has no material relationship with Abbott or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Abbott or any of its subsidiaries). In making this determination, the board shall consider all relevant facts and circumstances, including the following standards:

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  A director is not independent if the director is, or has been within the last three years, an employee of Abbott or its subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of Abbott or its subsidiaries.

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  A director is not independent if the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Abbott or its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and other than amounts received by an immediate family member for service as an employee (other than an executive officer).

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  A director is not independent if (A) the director or an immediate family member is a current partner of a firm that is Abbott's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on Abbott's or its subsidiaries' audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Abbott's or its subsidiaries' audit within that time.

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  A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the present executive officers of Abbott or its subsidiaries at the same time serves or served on that company's compensation committee.

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  A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Abbott or its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

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  A director is not independent if the director is an executive officer of a charitable organization that received charitable contributions (other than matching contributions) from Abbott and its subsidiaries in the preceding fiscal year that are in excess of the greater of $1 million or 2% of such charitable organization's consolidated gross revenues.

Exhibit A-1

Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

MEETING DATE
APRIL 24, 2020

YOUR VOTE IS IMPORTANT Please sign and promptly return your proxy in the enclosed envelope or vote your shares by telephone or using the Internet.

If you plan to attend the meeting, please complete and return the Reservation Form directly to Abbott Laboratories, Annual Meeting Ticket Requests, H395 AP6C, 100 Abbott Park Road, Abbott Park, Illinois 60064-6048. Due to space limitations, Reservation Forms must be received before April 17, 2020. An admission card, along with a form of photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

To avoid a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by April 24, 2020, at 1:00 A.M., Central Time. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/abt delete QR code and control # oΔr scan the  QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/abt Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 5, 6 and 7. + Abstain 1. Election of 14 Directors: 01 - R.J. Alpern 05 - M.A. Kumbier 09 - P.N. Novakovic 13 - G.F. Tilton 02 - R.S. Austin 03 - S.E. Blount 07 - D.W. McDew 11 - D.J. Starks 04 - R.B. Ford 08 - N. McKinstry 12 - J.G. Stratton For Against 06 - E.M. Liddy 10 - W.A. Osborn 14 - M.D. White 4. Shareholder Proposal - Lobbying Disclosure Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 5. Shareholder Proposal - Non-GAAP Financial Performance Metrics Disclosure For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. 6. Shareholder Proposal - Shareholder Voting on By-Law Amendments _____________________________________________________________________ 7. Shareholder Proposal - Simple Majority Vote For Against Abstain 2. Ratification of Ernst & Young LLP as Auditors 3. Say on Pay – An Advisory Vote to Approve Executive Compensation Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title and, where more than one is named, a majority should sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 4 6 4 1 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 P C F 4 036EDD MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. The Board of Directors recommends a vote AGAINST Items 4, A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Item 1 and FOR Items 2 and 3. 2020 Annual Meeting Proxy Card1234 5678 9012 345

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy Solicited on Behalf of the Board of Directors for Annual Meeting - April 24, 2020 The undersigned, revoking all previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 13, 2020, in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 24, 2020, at the corporation’s headquarters, and hereby appoints Miles D. White and Hubert L. Allen, or either of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof. If the undersigned is a participant in the Abbott Laboratories Stock Retirement Plan, then this card also instructs the plan’s Investment Committee to vote as specified at the 2020 Annual Meeting of Shareholders, and any adjournments thereof, all shares of Abbott Laboratories held in the undersigned’s plan account upon the matters indicated and in their discretion upon such other matters as may properly come before the meeting. Abbott’s proxy holders reserve the right to vote shares cumulatively in their sole discretion so that one or more of the nominees may receive fewer votes than other nominees (or no votes at all). This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no such directions are indicated, this proxy will be voted FOR the election of the nominees listed in Item 1, FOR Items 2 and 3, and AGAINST Items 4, 5, 6 and 7. In their discretion, the proxy holders are authorized to vote upon any other matters as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Proxy — Abbott Laboratories Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/abt